  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]
Preliminary Proxy Statement
[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]
Definitive Proxy Statement
[ ]
Definitive Additional Materials
[ ]
Soliciting Material Pursuant to §240.14a-12

ENGlobal Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]
No fee required.
[ ]
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

_______________________________________________________________________

(2)
Aggregate number of securities to which transaction applies:

_______________________________________________________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________

(4)
Proposed maximum aggregate value of transaction:

_______________________________________________________________________

(5)
Total fee paid:

[ ]
Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

________________________________________________________________________

(2)
Form, Schedule or Registration Statement No.:

________________________________________________________________________

(3)
Filing Party:

________________________________________________________________________

(4)
Date Filed:

654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

July 15, 2021
Dear Shareholder:

I am pleased to invite you to the Annual Meeting of Shareholders of ENGlobal Corporation (“ENGlobal”). The meeting will be held at our new headquarters located at Energy Tower III, 11740 Katy Freeway, Suite 11000, Houston, Texas 77079, on Thursday, August 26, 2021 at 10:00 a.m., local time, to:

●
Elect five directors to the Board of Directors of ENGlobal;
●
Adopt the ENGlobal Corporation 2021 Long Term Incentive Plan;
●
Ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2021; and
●
Transact such other business as may properly come before the meeting or any adjournment thereof.

We are furnishing proxy materials to our shareholders over the Internet. You may read, print and download our proxy statement and annual report at http://www.proxyvote.com. On or about July 15, 2021, we will mail our shareholders a notice containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.

Only shareholders of record at the close of business on July 9, 2021 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Each share entitles the holder to one vote. You can vote via the Internet at http://www.proxyvote.com, or by casting a ballot at the meeting. You may also vote by telephone by following the instructions found on the Internet site. If you request to receive proxy materials by mail or email, you may vote by any of the above methods or by mailing a completed proxy card. For specific voting information, see “General Information” beginning on page 1 of the enclosed proxy statement. Please submit a proxy card or voting instructions in advance of the meeting even if you plan to attend the meeting. Submitting a proxy card or voting instructions will not prevent you from attending the meeting in person, if you so desire, but will help ENGlobal ensure a quorum and reduce the expense of additional proxy solicitation.

Attendance is limited to shareholders of ENGlobal, their proxy holders and our guests. Shareholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of July 9, 2021 in order to be admitted to the meeting.

We intend to hold the meeting in person. However, we are sensitive to concerns related to public health and travel that our shareholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission.

Sincerely,

William A. Coskey, P.E.
Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Time and Date	10:00 a.m., local time, on Thursday, August 26, 2021
Place	Energy Tower III, 11740 Katy Freeway, Suite 11000 Houston, Texas 77079

Items of Business
(1) To elect five directors to the Board of Directors of ENGlobal;
(2) To adopt the ENGlobal Corporation 2021 Long Term Incentive Plan;
(3) To ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2021; and
(4) To transact such other business as may properly come before the meeting or any adjournment thereof.
Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to notice of, and to vote at, the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on July 9, 2021.

Meeting Admission
You are entitled to attend the Annual Meeting only if you were an ENGlobal shareholder as of the close of business on July 9, 2021, or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to July 9, 2021, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

We intend to hold the Annual Meeting in person. However, we are sensitive to concerns related to public health and travel that our shareholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Annual Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission.

Voting
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote as soon as possible. This will not only ensure the presence of a quorum at the Annual Meeting but also that your shares are voted in accordance with your wishes. You will be able to vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled “General Information” on page 1 of this proxy statement and the instructions on the proxy or voting instruction card.

By Order of the Board of Directors,
Darren W. Spriggs
Chief Financial Officer, Treasurer and Corporate Secretary

2021 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

You may receive a copy of our Annual Report on Form 10-K and other information at no charge upon request directed to:
Darren W. Spriggs
Chief Financial Officer, Treasurer and Corporate Secretary
654 N. Sam Houston Parkway E., Suite 400
Houston, Texas 77060-5914
Telephone 281-878-1000

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ENGlobal Corporation (“ENGlobal”) for the 2021 Annual Meeting of Shareholders (the “Meeting”) and for any adjournment or postponement of the Meeting. In this proxy statement, we refer to ENGlobal as the “Company,” “we,” “our,” or “us.”

We are making these proxy materials available to you on the Internet. On or about July 15, 2021, we will mail a notice to our shareholders containing instructions on how to access the proxy materials at http://www.proxyvote.com and vote online. In addition, shareholders may request proxy materials to be sent to them by mail or email.

What is the location of the 2021 Annual Meeting?
The Meeting will be held at our new headquarters located at Energy Tower III, 11740 Katy Freeway, Suite 11000, Houston, Texas 77079, on Thursday, August 26, 2021 at 10:00 a.m., local time or at such other time and place to which the Meeting may be adjourned or postponed. We intend to hold the Meeting in person. However, we are sensitive to concerns related to public health and travel that our stockholders may have and are monitoring the protocols that federal, state and local governments may recommend or require in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described herein) or may decide to hold the Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). In the event we determine it is necessary or appropriate to take additional steps regarding how we conduct the Meeting, we will announce this decision in advance, and details will be posted on our website and filed with the Securities and Exchange Commission (the “SEC”).

Who is soliciting my proxy?
We are making these proxy materials available to you in connection with our solicitation of proxies for use at the Meeting. Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf, without additional compensation, by email, mail, telephone, fax, or in person.

Who is paying for this solicitation?
ENGlobal will pay for the solicitation of proxies, including the cost of preparing and assembling these proxy materials, making these proxy materials available on the Internet, mailing notices to our shareholders, and mailing these proxy materials to our shareholders upon request. We have retained and paid a fee to Issuer Direct Corp. to assist us in making our proxy materials available on the Internet and tabulating our proxies, but we pay no separate compensation solely for the solicitation of proxies.

What is the purpose of the Meeting?
At the Meeting, shareholders will be asked to (1) elect directors, (2) adopt the ENGlobal Corporation 2021 Long Term Incentive Plan and (3) ratify the appointment of Moss Adams LLP for fiscal year 2021.

Who is entitled to vote at the Meeting?
Only shareholders of record at the close of business on July 9, 2021, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. If you were a shareholder of record on that date, you are entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

If your shares are registered directly in your name, you are the holder of record of these shares, and we will send the notice containing instructions on how to access the proxy materials and vote online directly to you. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record will send voting instructions to you.

How many votes do I have?
You have one vote at the Meeting, or any postponements or adjournments of the Meeting, for each share of our common stock you owned as of the record date. Shareholders do not have cumulative voting rights.

How do I vote?
You may submit a proxy or voting instructions over the Internet at http://www.proxyvote.com by following the instructions provided in the notice mailed to you or by voting in person at the Meeting. You may also submit a proxy or voting instructions by telephone by following the instructions found on the website, http://www.proxyvote.com. If you request proxy materials by mail or email, you may submit a proxy or voting instructions by any of the above methods or by completing and mailing a proxy card.

If you hold your shares in street name, you have the right to direct your broker, bank or other holder of record how to vote by following the instructions sent to you by the holder of record. If you desire to vote in person at the Meeting, as a holder in street name, you must provide a legal proxy from your bank, broker or other holder of record.

May I revoke my proxy or change my voting instructions?
Yes, you may revoke your proxy or change your voting instructions by (a) voting in person at the Meeting, (b) casting a vote over the Internet or by telephone at a later date, or (c) sending a written notice of revocation to our Corporate Secretary by mail to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914 or by facsimile at (281) 878-1010; provided, that, with regard to (b) and (c), the Company receives such change prior to the Meeting. If you request proxy materials by mail or email, you may also change your proxy by mailing a proxy card with a later date, provided that the Company receives the later dated proxy card prior to the Meeting. If you submit a new proxy, only your later dated proxy (whether cast by Internet, telephone, mail or in person) will be counted.

What are the Board’s recommendations?
The Board’s recommendations are set forth together with the description of each item in this proxy statement. The Board recommends a vote FOR the election of five directors to our Board to serve until the next annual meeting of shareholders, FOR the adoption of the ENGlobal Corporation 2021 Long Term Incentive Plan and FOR the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2021.

If any other matter properly comes before the Meeting, with regard to any proxies submitted by shareholders, William A. Coskey, P.E. and Darren W. Spriggs, the persons appointed on the proxy card, will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How many votes must be present to hold the Meeting?
We will have a quorum and will be able to conduct the business of the Meeting if the holders of a majority of shares of our common stock outstanding and entitled to vote are represented in person or by proxy at the Meeting. As of the record date, 35,134,564 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence in person or by proxy of the record holders of at least 17,567,283 shares of our common stock will be required to establish a quorum. Shareholders of record who are present at the Meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Meeting, will be included in the number of shareholders present at the Meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?
The election of directors is decided by a plurality of the votes cast. For this purpose, “plurality” means that the individuals receiving the largest number of affirmative votes, whether or not they receive a majority of the votes, are elected as directors, up to the maximum number of directors to be chosen at the election. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with regard to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

With regard to each other item voted on at the Meeting, the affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The election of directors and the adoption of, or amendments to, equity compensation plans are not considered routine matters. Thus, if shareholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

What if I do not mark a voting choice for some of the matters listed on my proxy card?
If you request proxy materials by mail or email and send a proxy card without specifying a vote or an abstention, your shares will be voted “FOR”: (1) the director nominees listed on the proxy card and in this proxy statement, (2) the adoption of the ENGlobal Corporation 2021 Long Term Incentive Plan, and (3) the ratification of the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2021.

Could other matters be decided at the Meeting?
We do not know of any matters that will be considered at the Meeting other than the items set forth in this proxy statement. If other matters are properly raised at the Meeting, your proxy authorizes the proxy holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

What happens if the Meeting is postponed or adjourned?
Pursuant to Nevada law, the Meeting may be adjourned by the chairman of the Meeting to reconvene at the same or some other place. If the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjournment shall be given to each shareholder of record entitled to vote at the Meeting. If the adjournment is for less than 60 days, no additional notice will be delivered.

Who will count the votes?
We will appoint an inspector of the election who will count the votes at the Meeting.

What does it mean if I receive more than one proxy card?
Your shares are probably registered in more than one account. You should vote each proxy card you receive. We encourage you to consolidate all your accounts by registering them in the same name, social security number and address. This can be accomplished by contacting your stockbroker. Additionally, our transfer agent, Computershare Trust Company, N.A., can assist you if you want to consolidate multiple accounts registered in your name by contacting our transfer agent at P.O. Box 30170, College Station, TX 77842-3170, telephone: (781) 575-4238.

How do I get copies of the exhibits filed with ENGlobal’s Annual Report on Form 10-K?
We are furnishing our annual report to our shareholders over the Internet. You may read, print and download our annual report at http://www.proxyvote.com. You may request the annual report be sent to you by mail or email by following the instructions on the Notice of Internet Availability to be mailed to you on or about July 15, 2021. ENGlobal will provide to any shareholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with our annual report for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914. The Annual Report on Form 10-K may also be read, downloaded and printed at www.englobal.com. In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the website of the SEC at: www.sec.gov.

Where can I find the voting results of the Meeting?
The preliminary voting results will be announced at the Meeting. The final results will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Meeting.

Who can help answer my questions?
If you have any questions or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary, at 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, telephone 281-878-1000.

SMALLER REPORTING COMPANY

The SEC has adopted rules allowing smaller reporting companies to tailor their disclosure to reduce costs. Because the Company qualifies as a “smaller reporting company” under the SEC rules, the Company has elected to prepare this proxy statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the SEC. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Size; Meetings of the Board

Our Board currently has four members. During 2020, the Board met seven times and each director attended at least 75% of the meetings held during the period for which he was a director. Our three independent directors serve on three Board committees: Audit, Compensation, and Nominating & Corporate Governance.

Executive Sessions

In 2020, the Board held multiple executive sessions of its non-employee directors, David W. Gent, P.E., Randall B. Hale, David C. Roussel, and Kevin M. Palma. Any non-employee director can request that an executive session be scheduled.

Board Leadership Structure

The Company is committed to strong, independent board leadership and governance, including the flexibility to select and revise its leadership structure on the basis of the best interests of the Company and its shareholders at any given point in time. The Board evaluates this structure in connection with the annual appointments to the positions of Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”).

We do not have a written policy with respect to separation of the roles of Chairman and CEO; however, the Board has believed that it was in the best interests of the Company and its shareholders to combine the Chairman and CEO roles and to appoint a Lead Independent Director annually. By doing so, the Company’s shareholders had the benefit of Board leadership by the CEO, an executive with extensive day-to-day knowledge of the Company’s operations, strategic plan execution and future needs, as well as a Lead Independent Director who provides Board member leadership. The Board plans to re-evaluate the structure in connection with the annual appointments following the Meeting taking into the account the retirement of Mr. Coskey.

Lead Independent Director

David W. Gent has served as the Company’s lead independent director since 2002, and was re-elected by the Board to this role in 2020. The Lead Independent Director position responsibilities currently include chairmanship of the Nominating & Corporate Governance Committee; Chair of the Board meetings at which the Chairman is not in attendance; liaison between the Chairman and the independent directors, which includes facilitating communications and assisting in the resolution of conflicts, if any, between the independent directors and the Company’s management; providing counsel to the Chairman and CEO, including provision of appropriate feedback regarding effectiveness of Board meetings, and otherwise as needed or requested; and such other responsibilities as the Board delegates. In performing these responsibilities, the Lead Independent Director is expected to consult with the chairpersons of other Board committees as appropriate and solicit their participation in order to avoid the appearance of diluting the authority or responsibility of the Board committees and their chairpersons.

Board and Committees Role in Risk Oversight

The Board is responsible for oversight of us and our business, including risk management. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks are identified and managed appropriately. The Board and its committees regularly review material strategic, operational, financial, compensation and compliance risks with our senior management. The Audit Committee has oversight responsibility for financial risk (such as accounting, finance, internal controls and tax strategy), and also oversees compliance with applicable laws and regulations. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees. The Nominating & Corporate Governance Committee oversees compliance with our corporate governance principles. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. Each of the committees’ report to the Board regarding the areas of risk they oversee.

Director Independence

The Board has determined that no non-employee director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director, and that Messrs. Gent, Roussel and Palma meet the criteria for independence under NASDAQ rules. The Board has also determined that the director nominees, Christopher Sorrells and Lloyd Kirchner, meet the criteria for independence under NASDAQ rules. The Board has also determined that the members of each of its committees, including the Audit Committee and the Compensation Committee, meet the criteria for membership applicable to each committee under the NASDAQ listing standards and applicable SEC rules and regulations.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of shareholders, we encourage directors to attend. Three of our directors attended the 2020 annual meeting.

Committees of the Board of Directors

Committee Composition and Meetings

Each of our directors attended at least 75% of the total meetings held by all Board committees on which they served in 2020.

Committee	Members
Audit Committee	Kevin M. Palma (Chairperson) David C. Roussel David W. Gent
Compensation Committee	David C. Roussel (Chairperson) Kevin M. Palma David W. Gent
Nominating & Corporate Governance Committee	David W. Gent (Chairperson) Kevin M. Palma David C. Roussel

The Audit, Compensation and Nominating & Corporate Governance Committees held seven, six, and three meetings, respectively, in 2020.

Summary of Committee Responsibilities

All of our committee charters are available under the “Investors – Governance Highlights” section of our website at www.englobal.com. The charters are reviewed annually.

Audit Committee

The duties and responsibilities of the Audit Committee are to oversee:

●
the quality and integrity of our financial statements;
●
our compliance with legal and regulatory requirements; and
●
our independent auditors’ qualifications, independence and performance.

In addition, the Audit Committee annually reviews our disclosures regarding deficiencies, if any, in the design or operation of our internal controls.

The Board has determined that Mr. Palma is qualified as audit committee financial expert under the SEC’s rules and regulations. In addition, the Board has determined that each member of the Audit Committee meets the requisite financial literacy and sophistication requirements under NASDAQ rules.

Nominating & Corporate Governance Committee

The duties and responsibilities of the Nominating & Corporate Governance Committee are to:

●
assist the Board by identifying individuals qualified to become Board members and recommend to the Board director nominees for election at the annual meetings of shareholders or for appointments to fill vacancies;
●
recommend to the Board director nominees for each Board committee and advise the Board on the appropriate composition of the Board and its committees;
●
make an annual report to the Board on succession planning;
●
advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; and
●
implement the annual performance review process for the Board and its committees.

In addition, the Nominating & Corporate Governance Committee reviews all relationships each director has with us in connection with the nomination process and reports the results of its review to the Board with appropriate recommendations, if any, for approval.

Compensation Committee

The duties and responsibilities of the Compensation Committee are to:

●
review the Company’s evaluation process, compensation, incentive compensation and equity-based plans and recommend changes in such plans to the Board as needed;
●
produce a report, if required, for inclusion in our Proxy Statement for the annual meeting of shareholders;
●
evaluate the performance of our Chief Executive Officer and other executives;
●
set the compensation for our Chief Executive Officer and such other executives as the Compensation Committee deems appropriate and otherwise discharge the Board’s responsibilities relating to compensation of our officers and directors;
●
delegate authority to executive officers to establish compensation levels, incentive compensation and equity-based plan awards, with oversight and approval;
●
encourage stock ownership by directors and executives, including through the use of equity compensation programs;
●
review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board; and
●
approve and review reports of any compensation consultants hired by the Company, and establish the independence of those consultants.

The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers. The Compensation Committee currently delegates its authority to establish salaries (other than the salary of the CEO) to the CEO, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation. From time to time, the Compensation Committee has reviewed publicly available data compiled by executive officers of the Company relating to compensation paid to executive officers and directors in similar size, publicly traded companies in the same geographic area in which the Company is located. The Compensation Committee has also solicited input from the CEO with respect to compensation for executive officers other than the CEO.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees in accordance with NASDAQ rules. The purpose and role of this code is to focus our officers, directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. We have posted this Code of Business Conduct and Ethics on the “Investors – Governance Highlights” section of our website at www.englobal.com.

The Company also has a Code of Ethics applicable to the Chief Executive Officer and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and with applicable NASDAQ rules. We have posted this Code of Ethics on the “Investors – Governance Highlights” section of our website at www.englobal.com.

Director Nominations

Consideration of Director Nominees

Shareholder Nominees

The Nominating & Corporate Governance Committee will carefully consider all qualified director candidates, whether such candidates are recommended by a shareholder or otherwise. Other than the provisions contained in our bylaws set forth below, the Nominating & Corporate Governance Committee has not established formal procedures to be followed by shareholders submitting recommendations for candidates for the Board. Our bylaws provide that nominations for the election of directors may be made upon timely notice given by any shareholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the 90th calendar day, nor earlier than the close of business on the 120th calendar day, immediately before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on 10th calendar day following the day on which public announcement of a meeting date is first made by the Company.

Director Qualifications

The Nominating & Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company. Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all shareholders, not particular shareholder constituencies. The Nominating & Corporate Governance Committee places no specific restrictions on the number of terms directors may serve or other Boards on which a director may sit, but directors must possess sufficient time and energy to carry out their duties effectively. A majority of directors must be “independent” under the NASDAQ rules, and members of the Company’s audit committee must meet NASDAQ financial literacy and sophistication requirements. In determining whether a director is independent, the Board will broadly consider all relevant facts and circumstances.

Identifying and Evaluating Nominees for Directors

The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating & Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating & Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating & Corporate Governance Committee through current Board members, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating & Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating & Corporate Governance Committee will consider properly submitted shareholder nominations for candidates for the Board based on the same criteria. Although not part of any formal policy, our goal is a balanced and diverse Board, with members whose skills, backgrounds and experiences are complimentary and, together, cover the spectrum of areas that impact our business. As part of this evaluation and to further our commitment to diversity, the Nominating & Corporate Governance Committee assesses whether the nominees, as a group, collectively represent a diversity of views, backgrounds, and experiences that will enhance the Board’s and our effectiveness.

Communications with the Board

Shareholders may communicate with the Board, Board committees, non-employee directors as a group, and individual directors by submitting their communications in writing to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Any communication must contain:

●
a representation that the shareholder is a holder of record of our capital stock;
●
the name and address, as they appear on our books, of the shareholder sending the communication; and
●
the number of shares of our capital stock that are beneficially owned by such shareholder.

ENGlobal’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Nominees

At the Meeting, you and the other shareholders will elect five individuals to serve as directors until the next annual meeting of shareholders, until their successors are duly elected or appointed or until their earlier death, resignation, or removal. Two of the nominees, William A. Coskey and Kevin M. Palma, are currently members of the Board. Mark A. Hess and Christopher Sorrells were initially recommended to the Nominating & Corporate Governance Committee by our Chairman while Lloyd Kirchner was initially recommended to the Nominating & Corporate Governance Committee by our Chief Executive Officer. The Nominating & Corporate Governance Committee, which consists solely of directors that are independent within the meaning of the rules of the NASDAQ, recommended the nomination of the five nominees to the Board. Current directors, David W. Gent and David C. Roussel, were not renominated for election at the Meeting.

The individuals named as proxies will vote proxies received for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as director or nominated to serve as a director.

The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee:	William A. Coskey, P.E.
Position:	Chairman of the Board
Director Since:	1985
Age:	68

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Coskey founded ENGlobal in 1985 and has served in various positions, including service as Chairman of the Board since June 2005 and as President and Chief Executive Officer from August 2012 until his retirement in March 2021. From April 2007 until May 2010, he served as Chief Executive Officer. Prior to that, he served as Chairman of the Board, Chief Executive Officer and President from 1985 until 2001, Chief Operating Officer from 2001 to 2003, and President from 2001 to June 2005. Mr. Coskey, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M University in 1975 and is a Registered Professional Engineer. He served on the Texas A&M University Electrical Engineering Department Advisory Council from 1999 to 2014, and from 2006 until 2014, he served as Chairman of the Council. Mr. Coskey received the 2014 Outstanding Alumni Honor Award from the Texas A&M University College of Engineering. In 2014, Mr. Coskey was also appointed to the Texas A&M College of Engineering Advisory Council.

Qualifications for Consideration:

The Board selected Mr. Coskey to serve as a director because it believes that, as the founder of ENGlobal, he provides a unique perspective to the Board. He was responsible for ENGlobal’s initial public offering in 1994, listing on the American Stock Exchange in 1998, and listing on the NASDAQ Stock Market in 2007. In June 2009, he was awarded the Ernst & Young Entrepreneur of The Year® in the Energy Services category for the Houston & Gulf Coast Area. The Board believes Mr. Coskey’s industry knowledge and business experiences give him invaluable insights into the Company’s challenges, opportunities and operations.

Executive Officer:	Mark A. Hess
Position: Director Since:	Chief Executive Officer N/A
Age:	62

Present positions and offices with the Company, principal occupations during the past five years:

Mr. Hess has served as Chief Executive Officer of ENGlobal Corporation since March 2021. Mr. Hess previously served as Chief Financial Officer and Treasurer of ENGlobal Corporation from September 2012 to March 2021, interim Chief Financial Officer from June 2012 to September 2012, and the Company’s Corporate Controller from July 2011 until June 2012. Mr. Hess assumed the Corporate Secretary responsibilities in December 2017 which he held until March 2021. Prior to joining ENGlobal, Mr. Hess served as Vice President and Chief Accounting Officer of Geokinetics, Inc., a publicly-traded seismic data service company, from April 2008 to April 2010. From November 2004 to April 2008, he served as Director of Finance for CGGVeritas, a publicly -traded seismic data service company. In total, he has over 35 years of experience in various accounting, merger and acquisition, and finance roles primarily in public companies. Mr. Hess is a licensed CPA in the state of Texas, holds a Bachelor of Business Administration in Accounting from the University of Houston and is an active member of Financial Executives International.

Qualifications for Consideration:

The Board selected Mr. Hess to serve as a director because it believes he possess valuable industry knowledge and business experience in addition to a decade of experience at ENGlobal.

Name of Nominee:	Kevin M. Palma
Position:	Independent Director
Director Since:	2016
Age:	42

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Palma has served as a director of the Company since June 2016, is Chairman of the Audit Committee and is a member of the Compensation and Nominating & Corporate Governance Committees. Mr. Palma served as the Chief Financial Officer of B-29 Investments, LP, an energy private equity firm, from 2006 until he was promoted to Chief Operating Officer in December 2018, and also served as the Chief Financial Officer of B-29 Family Holdings, LLC, a family office, since its inception in 2014 until December 2018. In his role within the private equity space, Mr. Palma focuses on investment strategy, investment execution, and portfolio company management for both privately-held and publicly-traded companies. Mr. Palma currently serves on several private company boards, including Silver Creek Oil and Gas, LLC, Caliber Completion Services, LLC, and Klear Bit Technologies, LLC. His past experiences on private company boards include Crest Pumping Technologies, LLC and TEC Holdings, LLC (which was recently rebranded as AXIS Energy Services, LLC). Prior to his roles at B-29, Mr. Palma was a member of the energy investment banking team at Raymond James & Associates, focusing on capital market raises and merger and acquisition activity. Mr. Palma is licensed as a Certified Public Accountant in the State of Texas, and holds a Master of Business Administration from the Harvard Business School in addition to a Bachelor of Business Administration and a Master of Professional Accounting from the University of Texas.

Qualifications for Consideration:

The Board selected Mr. Palma to serve as an independent director because of his experience in identifying strategic growth trends in the energy industry, evaluating and completing numerous acquisitions, and exhibiting an extensive knowledge of financial markets make him well qualified to serve on ENGlobal’s board of directors.

Name of Nominee:	Christopher Sorrells
Position:	Independent Director
Director Since:	N/A
Age:	52

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Sorrells has served as Chief Executive Officer and as a member of the board of directors of Spring Valley Acquisition Corporation (“Spring Valley”) (Nasdaq: SV), a $230 million special purpose acquisition company (“SPAC”) formed to consummate an approximately $1 billion initial business combination in the sustainability industry, since October 2020. Mr. Sorrells has been an investor, operator, advisor and board member in the sustainability industry for over 20 years. Mr. Sorrells is also the Chief Executive Officer and a director of Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (“Spring Valley II”), a SPAC similar to Spring Valley. Mr. Sorrells has served as the Chief Executive Officer of Spring Valley II since 2021. Mr. Sorrells currently serves as Lead Director and Chairman of the Compensation Committee for Renewable Energy Group, Inc. (Nasdaq: REGI). Previously, Mr. Sorrells served as a Managing Director and then as an Operating Partner of NGP Energy Technology Partners (“NGP ETP”), an affiliate of Natural Gas Partners (“NGP”), a leading energy private equity fund with $20.0 billion of assets under management. Mr. Sorrells has held a number of board positions for numerous public and private firms, including groSolar, GSE Systems, Inc. (Nasdaq: GVP) and Living Earth. As an operator, Mr. Sorrells has held a variety of senior executive leadership roles at sustainability and energy service focused companies including serving as Chief Operating Officer and Director of GSE Systems, Inc. and Interim Chief Executive Officer of Wellsite Fishing & Rental Services, LLC. Mr. Sorrells started his finance career in the energy, power and sustainability industries as an investment banker at Salomon Smith Barney in 1996 and later at Banc of America Securities LLC where he created one of the first Sustainability-focused investment banking teams in 2000. Mr. Sorrells received his Master of Accounting from University of Southern California, an M.B.A. from The College of William and Mary and a B.A. from Washington and Lee University.

Qualifications for Consideration:

The Board selected Mr. Sorrells to serve as an independent director because it believes that he possess extensive experience within the energy industry. Mr. Sorrells’ broad career experience in corporate, governance, and financial roles enables him to provide leadership expertise as a member of the Board.

Name of Nominee:	Lloyd Kirchner
Position:	Independent Director
Director Since:	N/A
Age:	57

Present positions and offices with the Company, principal occupations and other directorships during the past five years:

Mr. Kirchner has held various executive positions in Engineering, Business Development, Safety and Quality at Zachry Group since 2014, where he currently serves as Vice President. Mr. Kirchner joined Zachry Group through its acquisition of Commonwealth Engineering, LLC where he served as President and CEO. He also held executive positions in Operations, Sales and Marketing. Prior to Commonwealth, he was a founding employee of Capstone Turbine Corporation and held various executive positions in Engineering, Supply Management, Manufacturing and Product Development. Mr. Kirchner started his career with Amoco Corporation working in all three of its business segments: Upstream, Refining and Chemicals.

Mr. Kirchner received his Bachelor of Science degree in Mechanical Engineering from Rice University and a Master of Business Administration from the University of Chicago. He currently serves as a board member for the Post Oak School in Houston, the Baylor College of Medicine and Mercury Chamber Orchestra. Previously, he was elected to the Executive Board of the Engineering and Construction Contracting (ECC) Association for 10 years, where he served in various leadership roles, including Board Chair.

Qualifications for Consideration:

The Board selected Mr. Kirchner to serve as an independent director because it believes he possess the ability to provide insights and practical wisdom based on his experience and expertise.

Vote Required

Directors are elected by a plurality, and the five nominees who receive the most “FOR” votes will be elected. Abstentions and broker non-votes will not affect the outcome of the election.

Recommendation of the Board

The Board recommends that shareholders vote FOR each of the nominees to serve as a director.

PROPOSAL TWO:
ADOPT THE ENGLOBAL CORPORATION 2021 LONG TERM INCENTIVE PLAN

Background

In June 2009, the Company’s shareholders approved the 2009 Equity Incentive Plan (the “Original Plan”) that initially provided for the issuance of up to 480,000 shares of common stock. The Board and the shareholders subsequently approved several amendments to the Original Plan to ultimately increase the number of shares available for issuance under the Original Plan to 2,580,000 shares. The Original Plan terminated due to the expiration of its term on June 18, 2019 (“Original Term”). In April 2020 and June 2020, the Board and shareholders approved, respectively, the amendment and restatement of the Original Plan, as the Amended and Restated ENGlobal Corporation 2009 Equity Incentive Plan (“Restated Original Plan”) to amend and restate the Original Plan as in effect on June 18, 2019 as the Restated Original Plan with certain other changes as provided therein and to provide a term for the Restated Original Plan from June 11, 2020 to the earlier of June 11, 2021 or the date of the Company’s 2021 Annual Meeting of the Shareholders. The number of shares that were available for issuance pursuant to new awards under the Restated Original Plan was 560,109 shares (which was the number of shares available for issuance pursuant to new awards under the Original Plan and not subject to an outstanding award under the Original Plan at end of the Original Term) plus any shares forfeited, cancelled or otherwise not issued for any reason under the awards pursuant to the Original Plan. As of July 9, 2021, there were 84,336 unvested shares of restricted stock outstanding under the Restated Original Plan and no shares available for the grant of future awards under the Restated Original Plan due to its termination on June 11, 2021.

In order to further and promote the interest of the Company, its subsidiaries and its shareholders by enabling the Company and its subsidiaries to attract, retain and motivate employees, directors and consultants, and to align the interest of those individuals and the Company’s shareholders, on May 19, 2021, the Board approved the ENGlobal Corporation 2021 Long Term Incentive Plan (“Long Term Incentive Plan”), subject to shareholder approval. All awards previously granted under the Original Plan shall remain subject to their award agreements and the Original Plan and its Original Term. Awards granted under the Restated Original Plan shall be subject to the Restated Original Plan and its term.

The Company is seeking shareholder approval of the Long Term Incentive Plan in order to allow the future issuance of equity to its employees, consultants and directors. A copy of the Long Term Incentive Plan is attached to this proxy statement as Appendix A. The Company believes equity awards encourage achievement of superior results by providing participants with an opportunity to acquire a proprietary interest in ENGlobal and additional incentive to work for its continued success. If the Long Term Incentive Plan is not approved by a sufficient number of the Company’s shareholders, the Company will not have an equity incentive plan to use as incentive to attract, motivate, and retain employees, consultants and directors who are critical to the success of the Company due the expiration of the term Restated Original Plan on June 11, 2021.

Summary Description of the Long Term Incentive Plan

The following summary of the principal terms of the Long Term Incentive Plan is qualified in its entirety by the full text of the Long Term Incentive Plan, attached to this proxy statement as Appendix A.

Purpose. The purpose of the Long Term Incentive Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

Administration. The Board or one or more committees appointed by the Board in accordance with applicable law will administer the Long Term Incentive Plan. For this purpose, the Board has delegated general administrative authority for the Long Term Incentive Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the Long Term Incentive Plan to another committee of directors and may delegate certain limited award grant authority to one or more officers of the Company. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the “Administrator.”) The Administrator determines the number of shares that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Along with other authority granted to the Administrator under the Long Term Incentive Plan, the Administrator may (i) determine fair market value, (ii) select recipients of awards, (iii) determine the number of shares subject to awards, (iv) approve forms of award agreements, (v) determine the terms and conditions of awards, (vi) reduce the exercise price of outstanding awards without participant consent to the fair market value, (vii) amend outstanding awards, and (viii) allow participants to satisfy withholding tax obligations through a reduction of shares.

Eligibility. Persons eligible to receive awards under the Long Term Incentive Plan include our officers, employees, consultants and members of the Board. The Administrator determines from time to time the participants to whom awards will be granted. An award may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. We currently have approximately 208 employees and four non-employee directors.

Authorized Shares; Individual Limits on Awards. The maximum aggregate number of shares of stock that may be issued with respect to awards under the Long Term Incentive Plan shall be 1,500,000 and may consist of any of the following: shares of stock held in treasury of the Company, shares of stock authorized but unissued or shares of stock reacquired by the Company or any combination of the foregoing. The maximum aggregate number of such shares of stock authorized for issuance in the foregoing sentence that may be issued as incentive stock options shall be 1,500,000 shares of stock.

Shares of stock of an outstanding award that for any reason expire or are terminated, forfeited or canceled shall again be available for issuance under the Long Term Incentive Plan; provided, however, that amounts withheld for taxes or that are withheld for the purchase price for options or stock appreciation rights (“SARs”) shall not again be available for issuance under the Long Term Incentive Plan, but shares withheld for the purchase price or for taxes for restricted stock, restricted stock units, performance awards or other stock-based awards (other than an option or SAR) shall be available for issuance under the Long Term Incentive Plan. Awards that by their terms are to be settled solely in cash shall not be counted against the number of shares of stock available for the issuance of awards under the Long Term Incentive Plan.

Additionally, shares of stock issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company do not reduce the shares of stock available under the Long Term Incentive Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Long Term Incentive Plan and do not reduce the Long Term Incentive Plan’s shares of stock reserved as provided herein (subject to NASDAQ listing requirements, as long as the stock is listed on this exchange or the applicable other exchange requirements on which the stock is listed).

As is customary in incentive plans of this nature, the number and kind of shares available under the Long Term Incentive Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, stock dividends, stock splits, a split-up or a spin-off, repurchases or exchange, or other similar events, or extraordinary cash dividends or distributions of property to the shareholders.

Incentive Awards. The Long Term Incentive Plan authorizes stock options, SARs, restricted stock, restricted stock units, performance shares and performance units, dividends or dividend equivalents, as well as other awards (described in the Long Term Incentive Plan) that are responsive to changing developments in management compensation. The Long Term Incentive Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option may either be an incentive stock option (“ISO”) or a non-statutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Federal Income Tax Treatment of Awards under the Long Term Incentive Plan,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the “Code”), and the Long Term Incentive Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

SARs. A SAR is the right to receive payment of an amount or the issuance of a number of shares of stock equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price of the SAR. The exercise price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock. A restricted stock award is typically an award for the issuance of a fixed number of shares of common stock that are subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares.

Restricted Stock Units. A restricted stock unit is an award of a contract right that entitles the recipient to receive an amount of cash or shares of stock equal to the fair market value of a share of common stock upon the vesting date.

Other Stock-Based Awards. Other stock-based awards may be awarded by the Administrator to selected participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of stock, as deemed by the Administrator to be consistent with the purposes of the Long Term Incentive Plan and the goals of the Company. Performance awards may be granted by the Administrator in its sole discretion awarding cash or stock (including restricted stock) or a combination thereof based upon the achievement of goals as determined by the Administrator. Types of other stock-based awards include performance awards, purchase rights, phantom stock, stock appreciation rights, restricted stock units, performance units, restricted stock or stock subject to performance goals, shares of stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures related to the stock, other rights convertible into shares of stock, awards valued by reference to the value of stock or the performance of the Company or a specified subsidiary, affiliate division or department, awards based upon performance goals established by the Administrator and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any subsidiary.

Limitations on Director Awards. Subject to adjustments under the Long Term Incentive Plan, the amount of an award granted to each director in a calendar year shall not exceed five hundred thousand dollars ($500,000) in value of the aggregate of stock and cash awards.

The Administrator may grant stock unit awards and permit deferred payment of awards, and may determine the form and timing of payment, vesting, and other terms applicable to stock units or deferrals.

Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control of the Company, (i) the vested portion of the option, to the extent unexercised and exercisable on the date on which the participant’s service terminated, may be exercised by the participant (or the participant’s guardian or legal representative) at any time prior to the expiration of three (3) months after the date on which the participant’s service terminated without cause, but in any event no later than the option expiration date, and (ii) the exercisability and vesting of the option or other award and any shares of stock acquired upon the exercise thereof may otherwise be accelerated effective as of the date on which the participant’s service terminated to such extent, if any, as shall have been determined by the Administrator, in its discretion, and set forth in the award agreement evidencing such option or other award. Any acceleration on a change in control may be specified by the Administrator in the award.

Transfer Restrictions. Subject to certain exceptions, awards under the Long Term Incentive Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by him or her.

Termination of or Changes to the Long Term Incentive Plan. The Administrator may terminate or amend the Long Term Incentive Plan at any time. However, no grant of awards shall be made after the tenth (10th) anniversary of the effective date (the “Term”). Subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of stock that may be issued under the Long Term Incentive Plan subject to adjustments permitted under the plan, (b) no change in the class of persons eligible to receive awards or purchase stock under the Long Term Incentive Plan or to extend the term of the Long Term Incentive Plan, (c) no repricing of an option or SAR or other amendment subject to adjustments permitted under the plan and (d) no other amendment of the Long Term Incentive Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule or the stock exchange or market system on which the stock is traded. No termination or amendment of the Long Term Incentive Plan shall affect any then outstanding award unless expressly provided by the Administrator or otherwise provided in the Long Term Incentive Plan. In any event, no termination or amendment of the Long Term Incentive Plan may materially adversely affect any then outstanding award without the consent of the participant, unless such termination or amendment is required to enable an award designated as an incentive stock option to qualify as an incentive stock option or is necessary to comply with any applicable law, regulation or rule, including Code Section 409A or as otherwise permitted under the Long Term Incentive Plan, including upon a Change in Control.

Federal Income Tax Treatment of Awards under the Long Term Incentive Plan

Federal income tax consequences (subject to change) relating to awards under the Long Term Incentive Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the detailed tax implications of deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

Options. Generally, a participant will not recognize any income for federal income tax purposes at the time an ISO is granted, or on the qualified exercise of an ISO, but instead will recognize capital gain or loss upon the subsequent sale of shares acquired in a qualified exercise. The exercise of an ISO is qualified if an optionee does not dispose of the shares acquired by such exercise within two (2) years after the ISO grant date and one (1) year after the exercise date. The Company is not entitled to a tax deduction as a result of the grant or the exercise of qualified exercise of an ISO. Generally, if the exercise of an ISO is not qualified, then it is taxed as an NSO.

A participant awarded an NSO will not recognize any income for federal income tax purposes, nor will the Company be entitled to a deduction, at the time an NSO is granted. However, when an NSO is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the NSO, and subject to Code Section 162(m) (described below), the Company will generally recognize a tax deduction in the same amount at the same time.

Stock Appreciation Rights. Generally, SARs are not taxed at grant but are taxed as ordinary income on the date of exercise on the amount that is the difference between the fair market value per share on the date of exercise and the exercise price per share, and subject to Code Section 162(m) the Company will be entitled to a corresponding deduction for such amount.

Restricted Stock. A participant will not recognize taxable income upon the grant of an award of restricted stock (nor will the Company be entitled to a deduction) unless the participant makes an election under Section 83(b) of the Code. If the participant makes a Section 83(b) election within 30 days of the date the restricted stock is granted, then the participant will recognize ordinary income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of common stock at the time the award is granted over the purchase price, if any, paid for the shares of common stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of common stock at the time of such lapse over the original price paid for the shares of common stock, if any. The participant will have a tax basis in the shares of common stock acquired equal to the sum of the price paid, if any, and the amount of ordinary income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable. Upon the disposition of shares of common stock acquired pursuant to an award of restricted stock, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of common stock and the participant’s tax basis in the shares of common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one (1) year. For this purpose, the holding period will begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made. Subject to Code Section 162(m), the Company will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or a Section 83(b) election, in the same amount as the ordinary income recognized by the participant.

Other Stock-Based Awards Including Performance Awards. Generally, a participant will not recognize taxable income upon the grant of other stock based awards, including restricted stock units, performance units and performance shares. Generally, upon the payment or vesting of such awards, a participant will recognize compensation as taxable ordinary income, and subject to Code Section 162(m), the Company will be entitled to a deduction in the same amount at the same time.

Other Tax Considerations. Upon accelerated exercisability of options and accelerated lapsing of restrictions upon restricted stock or other awards in connection with a “change in control,” certain amounts associated with such awards could, depending upon the individual circumstances of the participant, constitute “excess parachute payments” under the golden parachute provisions of Section 280G of the Code. Whether amounts constitute “excess parachute payments” depends upon, among other things, the value of the accelerated awards and the past compensation of the participant.

Section 409A of the Code generally provides that any deferred compensation arrangement which does not meet specific written requirements regarding (i) timing and form of payouts, (ii) advance election of deferrals and (iii) restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income are also subject to a twenty percent (20%) excise tax and interest. In general, to avoid a violation of Section 409A of the Code, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the excise tax. Section 409A of the Code is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits, and may be applicable to certain awards under the plan. Awards under the plan that are subject to Section 409A of the Code are intended to satisfy the requirements of Section 409A of the Code and contain such requirements as may be specified in an award agreement.

Under Section 162(m) of the Code, generally, the Company is denied a deduction for annual compensation to “covered employees” in excess of $1,000,000 in a calendar year.

THE FOREGOING IS A SUMMARY OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES THAT GENERALLY WILL ARISE UNDER THE CODE WITH RESPECT TO AWARDS GRANTED UNDER THE LONG TERM INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE STATEMENT OF ALL RELEVANT PROVISIONS OF THE CODE. MOREOVER, THIS SUMMARY IS BASED UPON CURRENT FEDERAL INCOME TAX LAWS UNDER THE CODE, WHICH ARE SUBJECT TO CHANGE. THE TREATMENT OF FOREIGN, STATE, LOCAL OR ESTATE TAXES IS NOT ADDRESSED. THE TAX CONSEQUENCES OF THE AWARDS ARE COMPLEX AND DEPENDENT UPON EACH INDIVIDUAL’S PERSONAL TAX SITUATION. ALL PARTICIPANTS ARE ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR RESPECTING AWARDS.

Inapplicability of ERISA. Based upon current law and published interpretations, ENGlobal does not believe the Long Term Incentive Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Plan Benefits

The grant of awards under the Long Term Incentive Plan to employees, consultants and non-employee directors, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. Accordingly, future awards to employees, consultants and non-employee directors are not determinable.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth certain information concerning the Amended and Restated ENGlobal Corporation 2009 Equity Incentive Plan (the “Restated Plan”) as of December 26, 2020.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plans approved by security holders (1)	—	—	478,049
Equity compensation plan not approved by security holders	—	—	—
Total	—	—	478,049

(1) Does not include 110,295 shares of unvested restricted common stock outstanding at December 26, 2020. The Restated Plan terminated on June 11, 2021.

Vote Required

The approval of the adoption of the Long Term Incentive Plan requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote. For the approval of the adoption of the Restated Plan you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. Because brokers do not have discretionary authority to vote on this proposal, broker non-votes will not affect the outcome of the vote on this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the adoption of the ENGlobal 2021 Long Term Incentive Plan.

PROPOSAL THREE:
THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF
ENGLOBAL FOR FISCAL YEAR 2021

The Audit Committee has appointed Moss Adams LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to examine the consolidated financial statements of ENGlobal for the fiscal year ended December 25, 2021, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the shareholders.

In the event that the shareholders do not ratify the appointment of Moss Adams LLP, the adverse vote will be considered as a direction to the Audit Committee to select another independent registered public accounting firm for the next fiscal year. However, because of the difficulty and expense of making any substitution of independent registered public accounting firms after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended December 25, 2021, will be permitted to stand, unless the Audit Committee finds other reasons for making a change. It is understood that even if the selection of Moss Adams LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of ENGlobal and its shareholders.

Representatives of Moss Adams LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required

The ratification of the appointment of Moss Adams LLP for the year ending December 25, 2021, requires the affirmative vote of the holders of a majority of the shares represented at the Meeting, in person or by proxy, and entitled to vote. For the ratification of our independent registered public accountants, you may vote “FOR” or “AGAINST” or abstain from voting. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the effect of a vote “AGAINST” this proposal. Because brokers generally have discretionary authority to vote on the ratification of our independent registered public accountants, broker non-votes are generally not expected to result from the vote on this proposal.

Recommendation of the Board

The Board recommends that shareholders vote FOR the ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm of ENGlobal for fiscal year 2021.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of July 9, 2021, by each director, each director nominee, the executive officers named in the “Summary Compensation Table” and all directors and executive officers as a group. None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Mr. Coskey	8,840,697(3)	25.16%
Mr. Gent	360,366	1.03%
Mr. Roussel	340,366	*
Mr. Palma	44,131(4)	*
Mr. Hess	337,043(5)	*
Mr. Williams	54,718(6)	*
Mr. Sorrells	0	*
Mr. Kirchner	0	*

All directors and executive officers as a group (8 persons)	10,016,732(7)	28.51%

*
Represents less than 1% of the shares of common stock outstanding.

(1) Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.

(2) Based on 35,134,564 shares issued and outstanding on July 9, 2021.
(3) Includes 8,840,597 shares of common stock held in the name of Alliance 2000, Ltd., whose general partner is jointly owned by Mr. Coskey and his spouse. Mr. Coskey has shared power to vote and dispose of such shares.

(4) Includes 35,000 shares of common stock that are held in a Beneficiary IRA.
(5) Includes 10,000 shares of restricted stock which were granted to Mr. Hess on August 10, 2017 that will vest on August 10, 2021 and 11,312 shares of restricted stock granted on March 9, 2021 that will vest in equal annual installments over a three year period.

(6) Includes 7,500 shares of restricted stock which were granted to Mr. Williams on August 10, 2017 that will vest on August 10, 2021 and 2,262 shares of restricted stock granted on March 9, 2021 that will vest in equal annual installments over a four year period.

(7) Includes 56,673 shares of unvested restricted stock granted to our executive officers.

Principal Shareholders

Except as set forth below, the following table sets forth information as of July 9, 2021, about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding common stock based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class(1),(2)
Alliance 2000, Ltd. 3 Dashwood Court The Hills, Texas 78738-1469	8,840,697(3)	25.16%

CVI Investments, Inc. P.O. Box 309GT Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands	2,380,953(4)	6.78%

Heights Capital Management, Inc. 101 California Street, Suite 3250 San Francisco, California 94111
Empery Asset Management, LP Ryan M. Lane Martin D. Hoe 1 Rockefeller Plaza, Suite 1205 New York, New York 10020	2,380,953(5)	6.78%

Sabby Volatility Warrant Master Fund, Ltd. c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay Grand Cayman KY1-9007 Cayman Islands
Sabby Management, LLC 10 Mountainview Road, Suite 205 Upper Saddle River, New Jersey 07458
Hal Mintz c/o Sabby Management, LLC 10 Mountainview Road, Suite 205 Upper Saddle River, New Jersey 07458	2,380,953(6)	6.78%

(1)
Beneficial ownership of common stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
(2)
Based on 35,134,564 shares issued and outstanding on July 9, 2021.
(3)
Alliance 2000, Ltd. is a Texas limited partnership whose general partner is jointly owned by Mr. Coskey and his spouse.
(4)
The foregoing information is based solely upon information contained in a Schedule 13G filed by CVI Investments, Inc. with the SEC on June 8, 2021. CVI Investments, Inc. and Heights Capital Management, Inc. have shared voting and dispositive power over all of the shares reported.
(5)
The foregoing information is based solely upon information contained in a Schedule 13G filed by Empery Asset Management, LP with the SEC on June 8, 2021. Empery Asset Management, LP, Ryan M. Lane and Martin D. Hoe. have shared voting and dispositive power over all of the shares reported.
(6)
The foregoing information is based solely upon information contained in a Schedule 13G filed by Sabby Management, LLC with the SEC on June 9, 2021. Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Mintz have shared voting and dispositive power over all of the shares reported.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their respective affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Board. Pursuant to such policy, the Company’s Audit Committee is responsible for the review and assessment of all related party transactions.

EXECUTIVE OFFICERS

Our executive officers serve at the pleasure of our Board of Directors and are subject to annual appointment by the Board at the first meeting following the annual meeting of shareholders. Set forth below is a brief description of the business experience of each of our executive officers, except Mr. Hess, whose biography is listed above.

Executive Officer:	Darren W. Spriggs
Position:	Chief Financial Officer, Corporate Secretary and Treasurer
Age:	51

Present positions and offices with the Company, principal occupations during the past five years:

Mr. Spriggs has served as Chief Financial Officer, Corporation Secretary and Treasurer since March 2021. Mr. Spriggs previously served as Corporate Controller of the Company since June 2019. Prior to joining the Company, Mr. Spriggs served as Director of Accounting for ABM Industries Inc., a Fortune 500 company providing end-to-end facility solutions to commercial, industrial and governmental facilities, from April 2008 to June 2019. From 2007 to 2008, he served as Financial Planning Manager for Kinder Morgan, Inc., a major midstream energy company whose pipeline network transports natural gas, refined petroleum products and crude oil. From 2002 to 2007, Mr. Spriggs served as a Financial Reporting Manager for David Weekley Homes, the largest privately held homebuilder in the U.S. From 2000 to 2002, he served as Assistant Controller for American Tower Inc., a leading independent owner, operator and developer of broadcast and wireless communication towers. Mr. Spriggs is a licensed CPA and CMA in the state of Texas, and holds a Bachelor of Business Administration in Accounting from the Texas A&M University.

Executive Officer:	Roger Westerlind
Position:	President
Age:	65

Mr. Westerlind has served as President of ENGlobal Corporation since March 2021. Mr. Westerlind previously served as President of the Company’s subsidiary, ENGlobal U.S., Inc., since December 2020 and was responsible for Engineering, Procurement and Construction (EPC), Automation and Business Development. Prior to joining ENGlobal, Mr. Westerlind was a consultant for InterOil Group on business development, project management and project execution activities from 2016 to December 2020. Mr. Westerlind served as President-International Division of Dynamic Industries from 2004 to 2016, where he spearheaded that company’s strategy for international operations and major project development. Through these efforts, he helped reposition Dynamic Industries from a small local Louisiana fabrication and maintenance company to an internationally recognized engineering and construction management contractor for large multinational, integrated oil and gas companies as well as large engineering and construction firms. Prior to joining Dynamic Industries, from 1989 to 2004, Mr. Westerlind held various senior positions with ABB Group, a leader in power and automation technologies enabling utility and industrial customers to improve performance while lowering environmental impact. His most recent position with ABB was Vice President, ABB Lummus Global Oil & Gas, where he marketed the company’s process technologies, project management and engineering, procurement and construction management services to the oil and gas, petrochemical and refining industries worldwide. Mr. Westerlind holds a degree in Electronics Engineering from Göteborgs Tekniska Institut (GTI) and an MBA from IHM Business School, both in Gothenburg, Sweden.

Executive Officer:	R. Bruce Williams
Position:	Senior Vice President
Age:	68

Present positions and offices with the Company, principal occupations during the past five years:

Mr. Williams is currently serving as a Senior Vice President for ENGlobal’s Renewable Energy segment. He served as Senior Vice President of the Houston Engineering and Construction segment from March 2017 until December 2020. Mr. Williams served as the Chief Operating Officer from December 2013 through March 2017 and the President of ENGlobal Government Services, Inc. from September 2012 through March 2017. He served as Senior Vice President, Midwest/Southwest Operations of ENGlobal’s Engineering and Construction segment from September 2012 to September 2013. He initially joined ENGlobal in 2004, and from November 2010 until September 2012, he served in various roles at ENGlobal, including General Manager of the Tulsa Office, Vice President of Midwest and Southwest Operations, Senior Project Manager of Engineering/ Projects, and acting General Manager of ENGlobal Government Services, Inc. Prior to joining ENGlobal, Mr. Williams served as Vice President – Engineering for U.S. Transcarbon LLC, a petroleum coke gasification project developer, from April 2008 until October 2010. In total, he has over 35 years of domestic and international experience in engineering and project management, including several project management positions of increasing responsibility in the U.S., Middle East, Papua New Guinea, Asia, Mexico and Brazil. Mr. Williams has an undergraduate degree in Chemistry from the University of Northern Iowa, with post graduate studies in Environmental Management from the University of Houston and MBA studies at Incarnate Word University.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding compensation earned during the last two fiscal years by our Chief Executive Officer, Chief Financial Officer, and Senior Vice President (the “named executive officers”).

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4) ($)	Total ($)
Mr. Coskey ~ Former President & Chief Executive Officer(5)	2020	49,442	-	-	-	-	49,442
Mr. Coskey ~ Former President & Chief Executive Officer(5)	2019	49,442	-	-	-	-	49,422

Mr. Hess ~ Former Chief Financial Officer, Secretary & Treasurer(6)	2020	250,016	-	-	-	9,616	259,632
Mr. Hess ~ Former Chief Financial Officer, Secretary & Treasurer(6)	2019	246,126	-	-	-	-	246,126

Mr. Williams ~ Senior Vice President	2020	236,912	69,984	-	-	-	306,896
Mr. Williams ~ Senior Vice President	2019	236,912	-	-	-	-	236,912

(1) This column includes compensation paid pursuant to ENGlobal U.S. Inc.’s Growth Incentive Plan which provides a variable compensation component for developing and selling significant projects for the Company, including products and services. ENGlobal U.S. Inc. adopted the plan on November 5, 2019.
(2) This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date. For a description of certain assumptions made in the valuation of stock awards, see Part II, Item 8, Note 10 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020 filed with the SEC on March 11, 2021.

(3) The Non-Equity Incentive Plan includes amounts awarded pursuant to the Company’s Short Term Incentive Plan. Metrics are set annually and are generally contingent on the Company reaching certain levels of Net Operating Income.

(4) All Other Compensation includes paid time off, or PTO, cash outs. Does not include perquisites or personal benefits if the aggregate amount is less than $10,000. Does not include medical, dental, life, short and long term disability or paid time off benefits which were available to all employees.
(5) Mr. Coskey retired from his officer positions effective March 12, 2021.
(6) Mr. Hess was appointed Chief Executive Officer effective March 12, 2021.

Outstanding Equity Awards at Fiscal Year End 2020

The following table sets forth information as of December 26, 2020 regarding outstanding equity awards held by the named executive officers. On December 24, 2020, the closing price on NASDAQ for the Company’s common stock was $2.95 per share.

	Restricted Stock Awards
Name	Number of Shares That Have Not Vested(1)	Market Value of Shares of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested

Mr. Coskey	--	--	--	--
Mr. Hess(1)	10,000	$29,500	--	--
Mr. Williams(2)	7,500	$22,125	--	--

(1) Includes 10,000 shares that were granted under the Amended and Restated 2009 Equity Incentive Plan (the “2009 Plan”) on August 10, 2017, which will vest 10,000 shares on August 10, 2021.
(2) Includes 7,500 shares that were granted under the 2009 Plan on August 10, 2017 which will vest on August 10, 2021

Employment Agreements; Termination and Change-in-Control Arrangements

Messrs. Hess and Westerlind are each a party to a written employment agreement (the “Employment Agreements”) with ENGlobal and ENGlobal U.S., respectively. The Employment Agreements provide for an annual base salary, subject to discretionary increases by the Board, and other compensation in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards. Additionally, the executives receive health, life, and other insurance benefits in accordance with the terms of the Company’s benefit plans, and the Company provides management level support services and reimbursement for specified business expenses.

The Employment Agreements provide for severance payments and benefits in the case of termination of employment. If employment ends because of death, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to that date. In the case of a physical or mental disability that prevents the executive from performing his services under the Employment Agreement for a period of three months, the Company may terminate the executive’s employment. If the Company terminates an executive’s employment in such cases of disability, the Employment Agreements provide that the Company will continue to pay the executive his full salary and benefits for the six months following the date of termination (the “Initial Severance Period”). At the Company’s option, severance payments consisting of 100% of the monthly amount of the executive’s base salary in the case of Mr. Hess and 50% of the monthly amount of the executive’s base salary in the case of Mr. Westerlind, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

If the Company terminates an executive’s employment for “cause,” as defined in the Employment Agreements, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to the effective date of termination. If the Company terminates an executive’s employment without “cause,” the Employment Agreement provides that the Company will continue to pay the executive his full salary and benefits for the Initial Severance Period. At the Company’s option, severance payments consisting of 100% of the monthly amount of the executive’s base salary in the case of Mr. Hess and 50% of the monthly amount of the executive’s base salary in the case of Mr. Westerlind, and full benefits may be extended for an additional six-month period following the Initial Severance Period.

The Employment Agreements include a covenant not to compete following termination of employment for a period of up to one year, as well as confidentiality provisions that are customary in nature and scope, for such agreements.

The terms of the Employment Agreements were set through the course of arms-length negotiations with the executives. As part of these negotiations, the Compensation Committee analyzed the terms of the same or similar arrangements for comparable executives employed by some of the companies in our peer group. The Compensation Committee used this approach in setting the amounts payable and the triggering events under the Employment Agreements. The Employment Agreements’ termination of employment provisions were entered into in order to address competitive concerns by providing the executives with a fixed amount of compensation that would offset the potential risk of foregoing other opportunities. At the time of entering into the Employment Agreements, the Compensation Committee considered ENGlobal’s aggregate potential obligations in the context of retaining the executives and their expected compensation.

Executive Perquisites

Our use of perquisites as a component of compensation is limited and largely based on historical practices and policies of our Company. These perquisites and other benefits are provided to assure competitiveness and provide an additional retention incentive for these executives. Our Compensation Committee endeavors to adhere to a high level of propriety in managing executive benefits and perquisites. We do not own a plane and do not provide any personal aircraft use for executives.

Other Compensation

From time to time, we make available to employees and executives certain other fringe benefits. We may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual, they are considered to be part of the individual’s compensation package.

Review of and Conclusion Regarding All Components of Executive Compensation

Based on our performance during the past several years, and in light of our executives’ efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to our named executive officers, serves the best interests of our shareholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect shareholder value.

DIRECTOR COMPENSATION

The following table discloses cash and equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company’s non-employee directors during the fiscal year ended December 26, 2020.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total

Randall B. Hale(3)	$34,000	$50,000	--	--	$84,000
David W. Gent	$30,000	$50,000	--	--	$80,000
David C. Roussel	$30,000	$50,000	--	--	$80,000
Kevin M. Palma	--	--	--	--	--

(1)
Amount paid in cash to non-employee directors for director compensation earned for their 2020 Board service.
(2)
This column shows the grant date fair value of equity awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Values for awards subject to performance conditions are computed based upon the probable outcome of the performance condition as of the grant date. For a description of certain assumptions made in the valuation of stock awards, see Part II, Item 8, Note 10 in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020 filed with the SEC on March 11, 2021. Represents 49,020 shares of restricted stock at a fair market value per share price of $1.02 granted to each director on June 11, 2020, as described below under “Restricted Stock Grants.” As of December 26, 2020, Messrs. Hale, Gent and Roussel each had a total of 36,765 shares of restricted stock that were unvested.
(3)
Mr. Hale resigned from the Board on February 23, 2021.

The principal objectives of our director compensation programs are to: (i) compensate for time spent on the Company’s behalf, and (ii) align the compensation programs with long-term value to the Company’s shareholders. We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees and equity incentive grants to the directors.

Retainer Fees

Historically, our non-employee directors received a cash retainer as compensation for their service to the Company, and our Chairman of the Audit Committee also received an additional cash retainer as compensation for such service. Our non-employee directors are also eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings. However, due to the losses that the Company incurred during 2016 and 2017, the Compensation Committee recommended and the Board approved that cash retainer fees be suspended effective October 1, 2017 and reviewed for reinstatement on a quarterly basis. Cash retainer fees were reinstated during fiscal year 2020. Our non-employee directors, Messrs. Gent, Hale and Roussel, each received an annual cash retainer of $30,000 as compensation for their service to the Company and Mr. Hale received an additional $4,000 for his service as Audit Committee Chairman.

Restricted Stock Grants

Under the Plan, non-employee directors are eligible to receive equity grants. Our non-employee directors typically receive the equity grants in June concurrent with the annual shareholder meeting. On June 11, 2020, in recognition of the services provided by its Board for the 2020-2021 service term, our non-employee directors, Messrs. Gent, Hale and Roussel, each received 49,020 restricted shares of the Company’s common stock, valued at $50,000 based on the fair market value of the shares on the date of grant, or $1.02 per share. One quarter of the shares vested on September 30, 2020. Due to the losses that the Company incurred in 2016 and 2017, the Compensation Committee recommended and the Board had suspended the vesting provisions of the 42,735 restricted shares issued to Messrs. Gent, Hale and Roussel in 2017; in 2020, the Board lifted the suspension and the shares vested on May 5, 2020.

Mr. Palma does not receive any compensation from the Company for his service as a director, but is eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board and Committee meetings.

HEDGING AND PLEDGING PROHIBITIONS

Our Insider Trading Policy, which applies to all directors, officers and employees of the Company, prohibits hedging or monetization transactions or similar arrangements with respect to ENGlobal stock, purchases of ENGlobal stock on margin or engaging in short sales, or purchases or sales of puts, calls or other derivative securities with respect to ENGlobal stock. In addition, officers and directors of the Company are prohibited from encumbering any portion of their ENGlobal securities or using ENGlobal securities as collateral for any purpose, unless any such transaction is approved in advance by the Chairman and Chief Executive Officer and the Lead Independent Director.

AUDIT MATTERS

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

In accordance with its written charter, the Audit Committee assists the Board in, among other matters, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over our accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter is available on the “Investors – Governance Highlights” section of our website at www.englobal.com.

The Board has determined that all three members of the Audit Committee are “independent” based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and our system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal year 2020, the Audit Committee held seven meetings. The Audit Committee’s meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent registered public accounting firm, Moss Adams LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for ENGlobal’s audits. The Audit Committee met separately with the independent registered public accounting firm, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent registered public accounting firm all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 26, 2020, with management and our independent registered public accounting firm. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our registered public accounting firm that might bear on the independence of the independent registered public accounting firm consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm communications with audit committees concerning independence The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on the auditors’ objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to Moss Adams LLP for audit and non-audit services. The Audit Committee concluded that the provision of services by Moss Adams LLP is compatible with the maintenance of Moss Adams LLP’s independence.

At seven of its meetings during 2020, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Based on the above-mentioned review and discussions with management, and the independent registered public accounting firm, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that ENGlobal’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 26, 2020, for filing with the SEC.

Audit Committee of the Board of Directors,
Kevin M. Palma, Chairman
David W. Gent
David C. Roussel

March 11, 2021

Principal Auditor Fees

Moss Adams LLP was appointed as the Company’s independent auditors on November 16, 2017 and has audited the Company’s 2020 and 2019 consolidated financial statements. During 2020 and 2019, Moss Adams LLP did not audit the Company’s internal control over financial reporting because the Company is a “smaller reporting company” as defined under the rules of the Exchange Act. The Audit Committee has determined that the audit-related services provided by Moss Adams LLP are compatible with maintaining its independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC. No non-audit services were provided by Moss Adams LLP in 2020 and 2019.

The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Moss Adams LLP for fiscal years 2020 and 2019.

	2020	2019

Audit Fees	163,000	172,000
Audit-Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	163,000	172,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Company’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Pre-Approval Policy

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from ENGlobal. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year. During 2020, all fees were pre-approved by the Audit Committee.

OTHER MATTERS

To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

The Company has received no notice of any other items to be submitted for consideration at the Meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management does not know of or contemplate any other business that will be presented for action by the shareholders at the Meeting. If any further business is properly presented at the Meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR 2022

Under Rule 14a-8 of the Exchange Act, shareholder proposals must be received by the Company no later than March 17, 2022 to be considered for inclusion in the Company’s proxy statement relating to the 2022 Annual Meeting of Shareholders or, if the Company changes the date of the 2022 Annual Meeting by more than 30 days from the date of the 2021 Annual Meeting, then shareholder proposals must be received by the Company a reasonable time before the Company begins to print and send its proxy materials for the 2022 Annual Meeting of Shareholders.

In addition, pursuant to our bylaws, shareholder proposals to be presented at the 2022 Annual Meeting of Shareholders of the Company (whether or not to be included in the Company’s proxy statement) must be made upon timely notice. A timely notice must be made in writing, contain the information required by our bylaws and be received by the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th calendar day, nor later than the close of business on the 90th calendar day, immediately before the first anniversary of the 2021 Annual Meeting of Shareholders. However, in the event that the date of the 2022 Annual Meeting is advanced more than 30 calendar days before, or delayed more than 70 calendar days after, such anniversary date, notice by the shareholder to be timely must be delivered not later than the close of business on the 10th calendar day following the day on which public announcement of a meeting date is first made by the Company. For information regarding the nomination of director candidates, please see “Consideration of Director Nominees - Shareholder Nominees” on page 8 of this proxy statement.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are ENGlobal shareholders will be “householding” our proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of shareholder meeting materials, please notify your broker or ENGlobal. Direct your written request to Investor Relations at ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, (281) 878-1000. Shareholders who currently receive multiple copies of shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL REPORT TO SHAREHOLDERS

A copy of ENGlobal’s Annual Report on Form 10-K, which includes our consolidated financial statements, is being delivered to you with this proxy statement. You may also read, print and download our annual report at http://www.proxyvote.com. The annual report may also be read, downloaded and printed at www.englobal.com.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this proxy statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this proxy statement to the shareholders of the Company.

By Order of the Board of Directors,

Darren W. Spriggs
Chief Financial Officer, Treasurer and Corporate Secretary

Houston, Texas
July 15, 2021

APPENDIX A

ENGLOBAL CORPORATION 2021 LONG TERM INCENTIVE PLAN

ENGLOBAL CORPORATION
2021 LONG TERM INCENTIVE PLAN
(Effective August 26, 2021)

i

ii

SECTION 7 RESTRICTED STOCK	A-18
7.1 Award of Restricted Stock	A-18
7.2 Restrictions	A-18
7.3 Issuance of Stock	A-20
SECTION 8 OTHER STOCK-BASED AWARDS, PERFORMANCE AWARDS AND DIVIDENDS, OR DIVIDEND EQUIVALENTS	A-20
8.1 Grant of Other Stock-Based and Performance Awards	A-20
8.2 Other Stock-Based Award and Performance Awards Terms	A-20
8.3 Dividends or Dividend Equivalents.	A-21
8.4 Limitations for Director Awards.	A-21
SECTION 9 EFFECT OF TERMINATION OF SERVICE	A-22
9.1 Option Exercisability and Award Vesting	A-22
9.2 Extension of Option if Exercise Prevented by Applicable Law	A-23
9.3 Extension if Participant Subject to Section 16(b)	A-23
SECTION 10 WITHHOLDING TAXES	A-24
10.1 Tax Withholding	A-24
10.2 Share Withholding	A-24
10.3 Incentive Stock Options	A-24
SECTION 11 PROVISION OF INFORMATION	A-24
SECTION 12 COMPLIANCE WITH SECURITIES LAW, OTHER APPLICABLE LAWS AND COMPANY POLICIES	A-25
SECTION 13 NONTRANSFERABILITY OF AWARDS AND STOCK	A-26
SECTION 14 NONCOMPETITIVE ACTIONS	A-26
SECTION 15 TERMINATION OR AMENDMENT OF PLAN	A-26
SECTION 16 STOCKHOLDER APPROVAL	A-27
SECTION 17 NO GUARANTEE OF TAX CONSEQUENCES	A-27
SECTION 18 SEVERABILITY	A-27
SECTION 19 GOVERNING LAW	A-27
SECTION 20 SUCCESSORS	A-28
SECTION 21 RIGHTS AS A STOCKHOLDER	A-28
SECTION 22 NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS	A-28
SECTION 23 REORGANIZATION OF COMPANY	A-28
SECTION 24 CODE SECTION 409A	A-29
SECTION 25 ASSUMPTIONS OF AWARDS AND ADJUSTMENTS UPON A CHANGE IN CONTROL

iii

ENGLOBAL CORPORATION

2021 LONG TERM INCENTIVE PLAN

SECTION 1

ESTABLISHMENT; PURPOSE AND TERM OF PLAN

1.1.
 Establishment

ENGlobal Corporation previously established the Amended and Restated ENGlobal Corporation 2009 Equity Incentive Plan (the “2009 Plan”). The term of the 2009 Plan expires on the earlier of June 11, 2021 or the date of the Company’s 2021 annual meeting of shareholders. The Board hereby approves and authorizes the establishment of the ENGlobal Corporation 2021 Long Term Incentive Plan effective on the date of the Company’s 2021 annual meeting of shareholders if approved by the shareholders (the “Effective Date”) subject to the approval of the Company’s shareholders on the date of the Company’s 2021 annual meeting of shareholders (the “Plan”). This Plan shall not amend the 2009 Plan or any award granted under the 2009 Plan.

1.2.
  Purpose

The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

1.3.
  Term of Plan

The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares of Stock under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted on or before the date which is ten (10) years from the Effective Date. No future awards will be granted under the 2009 Plan, but all outstanding awards under the 2009 Plan shall continue under the 2009 Plan until they expire according to their terms.

SECTION 2

DEFINITIONS AND CONSTRUCTION

2.1.
  Definitions

Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “2009 Plan” shall have the meaning described in Section 1.1.

(b) “Affiliate”

 means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person and shall include a Subsidiary. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. With respect to any Award that is deferred compensation subject to Code Section 409A, for the purposes of applying Code Section 409A to such Award the term Affiliate shall mean all Persons with whom the Participant’s employer would be considered a single employer under Code Section 414(b) or 414(c) as defined and modified in Code Section 409 as determined by the Committee. Notwithstanding the foregoing, with respect to Nonstatutory Stock Options and Stock Appreciation Rights, if necessary for such Awards to be exempt from Code Section 409A, as determined by the Committee, for purposes of grants of such Awards, Affiliate shall only include an entity if the Stock would constitute “service recipient stock” within the meaning of Code Section 409A.

(c) “Applicable Laws”

 means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or shall be, granted under the Plan.

(d) “Award”

 shall mean a grant of an Option, Restricted Stock, Other Stock-Based Award, including without limitation, Stock Appreciation Rights, Restricted Stock Units, Performance Awards, Dividends or Dividend Equivalents to a Participant under this Plan.

(e) “Award Agreement”

 means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant and any shares of Stock acquired upon the exercise thereof, and which may be in electronic form. The Award Agreement consists of the Award Agreement and the Notice of Grant of an Award incorporated therein by reference, or such other form or forms as the Committee may approve from time to time, and which may be in electronic form.

(f) “Board”

 means the Board of Directors of the Company.

(g) “Cashless Exercise” shall have the meaning set forth in Section 6.3(a) hereto.

(h) “Cause” shall mean, except as otherwise defined in the Participant’s Award Agreement, when used in connection with the termination of a Participant’s Service, the termination of the Participant’s Service by the Company or any Company Affiliate by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Participant of a material act of fraud upon the Company or any Company Affiliate, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Company Affiliate, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Participant to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 7 days after written notice of such failure is provided to Participant by the Board or Chief Executive Officer of the Company (the “CEO”) (or by another officer of the Company or a Company Affiliate who has been designated by the Board or CEO for such purpose); (v) the engagement by the Participant in any direct and material conflict of interest with the Company or any Company Affiliate without compliance with the Company’s or Company Affiliate’s conflict of interest policy, if any, then in effect; or (vi) the engagement by the Participant, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Company Affiliate or which would result in a material injury to the business, reputation or goodwill of the Company or any Company Affiliate.

(i) A “Change in Control”

 means the occurrence of any of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities;

(ii) the sale or disposition by the Company of all or substantially all of the Company’s assets other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company’s stockholders;

(iii) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” are directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

Notwithstanding the foregoing, with respect to an Award that is deferred compensation subject to Code Section 409A and only to the extent required by Code Section 409A for compliance with Code Section 409A, a Change in Control shall have the meaning of an event described in Treasury Regulation 1.409A-3(i)(5)(v).

(j) “Code”

 means the Internal Revenue Code of 1986, as amended, and any applicable notices, rulings and regulations promulgated thereunder.

(k) “Committee” means the Board or, if so appointed by the Board, the compensation committee of the Board or any other committee duly appointed by the Board to administer the Plan in compliance with Applicable Laws, which such committee may consist of one or more natural persons who are “non-employee directors” under Rule 16b-3.

(l) “Company”

 means ENGlobal Corporation, a Nevada corporation, and any successor to ENGlobal Corporation.

(m) “Consultant”

 means an individual who is a natural person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company or its Affiliates, including individuals who serve as directors of the Company or an Affiliate of the Company but who are not a Director, provided that the identity of such individual, the nature of such services or the entity to which such services are provided are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities or would not preclude the Company from offering or selling securities to such individual pursuant to the Plan in reliance on either the exemption from registration provided under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

(n) “Director”

 means a member of the Board who is a non-employee director within the meaning of Rule 16b-3 or other Applicable Law, and who meets the requirements of Applicable Law to be an “independent director,” and who is certified by the Board as an independent director.

(o) “Disability” means, unless otherwise defined in the Award Agreement, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Participant is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, Disability means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant, by accepting an Award, agrees to submit to any reasonable examination by such physician upon request.

(p) “Dividends or Dividend Equivalents”

 means an Award as specified in Section 8.3.

(q) “Effective Date”

 shall have the meaning set forth in Section 1.1 hereto.

(r) “Employee”

 means any individual treated as an employee (including a director of the Company or a Company Affiliate who is also treated as an employee) of the Company on the records of the Company or of any of the Company’s Affiliates on the records of such Affiliate and, with respect to any Incentive Stock Option granted to such individual, who is an employee of the Company or a “Parent” (which is a parent corporation of the Company within the meaning of Section 424(e) of the Code, whether now or hereinafter existing) or a Subsidiary of the Company for purposes of Sections 422, 424 and 3401(c) of the Code; provided, however, that neither service as a director of the Company or of a Company Affiliate nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company, the Board, the Committee or any court of law or governmental agency subsequently makes a contrary determination.

(s) “Exchange Act”

 means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value”

 means as follows:

If the Stock is not publicly traded within the meaning of Code Section 409A or applicable securities laws at the time a determination of the Fair Market Value of a share of Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good faith, and to the extent any Award is intended to be exempt from Code Section 409A, consistent with Code Section 409A as it shall determine. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

While the Stock is publicly traded within the meaning of Code Section 409A or applicable securities laws, the Fair Market Value of one share of Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding trading day of a share of Stock as reported on NASDAQ or other principal securities exchange on which shares of Stock are then listed or admitted to trading, or (ii) if not quoted on NASDAQ or such other principal securities exchange, the average of the closing bid and asked prices on the immediately preceding trading day for a share of Stock as quoted by the OTC Markets Group or the National Association of Securities Dealers’ OTC Bulletin Board System, or (iii) any other method permitted by Code Section 409A as determined by the Committee in its discretion and consistently applied. If there was no public trade of Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported or such other method consistent with Code Section 409A to the extent applicable for the Award to be exempt from the Code Section 409A deferred compensation requirements.

(u) “Incentive Stock Option”

 means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Insider”

 means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w) “New Shares” shall have the meaning set forth in Section 4.2 hereto.

(x) “Nonstatutory Stock Option”

 means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

(y) “Notice of Grant of an Award”

 means the Notice of Grant of an Award executed by the Company and the Participant on the date of the grant of the Award. The Notice of Grant of an Award and the execution thereof may be effected by electronic form in accordance with Company policies.

(z) “Officer”

 means any person designated by the Board as an officer of the Company.

(aa) “Option”

 means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(bb) “Option Expiration Date”

 shall have the meaning set forth in Section 9.1(a) hereto.

(cc) “Other Stock-Based Awards”

 shall mean Awards described in Section 8 and shall include, without limitation, Stock Appreciation Rights.

(dd) “Participant”

 means an Employee, Director or Consultant who has been granted one or more Awards hereunder.

(ee) “Performance Awards”

 shall mean Awards described in Section 8.

(ff) “Permitted Transferee” has the meaning provided such term in Section 13.

(gg) “Person”

 means any individual or other natural person, partnership, corporation, limited liability company, group, trust or other legal entity.

(hh) “Plan”

 shall have the meaning set forth in Section 1.1 hereto.

(ii) “Retirement” means, unless otherwise defined in the Award Agreement, the Participant’s termination of employment after age 65 and 5 years of service with the Company or Company Affiliate.

(jj) “Restricted Stock”

 shall mean an Award granted to a Participant pursuant to Section 7 hereof.

(kk) “Restricted Stock Unit” shall mean an Award granted under Section 8.1 hereof subject to restrictions and terms and conditions as determined by the Committee in its sole discretion and settled in Stock, cash or a combination thereof as determined by the Committee in the Award and Award Agreement.

(ll) “Restriction Period”

 means the period of time determined by the Committee and set forth in the Award Agreement during which the transfer of Restricted Stock by the Participant is restricted.

(mm) “Rule 16b-3”

 means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(nn) “Securities Act”

 means the Securities Act of 1933, as amended.

(oo) “Section 409A Plan”

 shall have the meaning described in Section 24.

(pp) “Service”

 means a Participant’s employment or service with the Company or any of its Affiliates, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or Affiliate (or in the case of an Incentive Stock Option the Parent or Subsidiary of the Company) or a change in the Company or Affiliate (or in the case of an Incentive Stock Option the Parent or Subsidiary of the Company) for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Company or an Affiliate (or in the case of an Incentive Stock Option the Parent or Subsidiary of the Company) shall not be deemed to have terminated if the Participant takes any military leave, temporary illness leave, authorized vacation or other bona fide leave of absence; provided, however, that if any such leave exceeds three (3) months, the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Company is provided by either statute or contract or Board approval. Notwithstanding the foregoing, unless otherwise designated by the Company or provided by statute or contract, a leave of absence shall not be treated as Service. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the company for which the Participant performs Service ceasing to be the Company or an Affiliate (or in the case of an Incentive Stock Option the Parent or Subsidiary of the Company). Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination, and provided further that respect to an Incentive Stock Option Service shall be consistent with the employment requirements of Code Sections 422 and 424 for tax treatment as an Incentive Stock Option. Notwithstanding the foregoing, with respect to any Award that is subject to 409A, separation from service shall be determined by the Committee under the applicable rules of Code Section 409A.

(qq) “Stock”

 means the common stock of the Company, par value $0.001 per share, as adjusted from time to time in accordance with Section 4.2 or Section 25 hereto.

(rr) “Stock Appreciation Right” or “SAR”

 Shall mean a stock-based right granted under Section 8.1.

(ss) “Subsidiary”

 means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

(tt) “Substitute Awards”

 shall have the meaning in Section 4.1.

(uu) “Ten Percent Owner Participant”

 means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Parent or Subsidiary within the meaning of Section 422(b)(6) of the Code.

(vv) “Term”

 shall have the meaning described in Section 15.

2.2.
  Construction

Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Words of the masculine gender shall include the feminine and neuter, and vice versa. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. Section headings as used herein are inserted solely for convenience and reference and do not constitute any part of the interpretation or construction of the Plan.

SECTION 3

ADMINISTRATION

3.1.
  Administration by the Committee

The Plan shall be administered by the Committee. All questions of interpretation of the Plan, construction of its terms, or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award. Except to the extent prohibited by Applicable Law, the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

3.2.
  Authority of Officers

Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3.
  Powers of the Committee

In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b) to designate Awards as Restricted Stock or Options or Other Stock-Based Awards or Performance Awards or Dividends or Dividend Equivalents, and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares of Stock acquired upon the exercise and/or vesting thereof, including, without limitation, (i) the exercise price of the Option or Stock Appreciation Right, (ii) the method of payment for shares of Stock purchased upon the exercise and/or vesting of an Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares of Stock, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions, including but not limited to performance goals, of the exercisability of the Award or the vesting of any shares of Stock, (v) the time of the expiration of the Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, (vii) the provision for electronic delivery of Awards and/or book entry of the same, and (viii) all other terms, conditions and restrictions applicable to the Award or such shares of Stock not inconsistent with the terms of the Plan;

(e) to approve one or more forms of the Award Agreement;

(f) to amend, modify, extend, cancel, or renew any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof; provided, however, that no such amendment, modification, extension or cancellation shall materially adversely affect a Participant’s Award without a Participant’s consent, except as otherwise permitted in the Plan;

(g) to accelerate, continue, extend or defer the exercisability and/or vesting of any Award, including with respect to the period following a Participant’s termination of Service;

(h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

(i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or Applicable Law; and

(j) notwithstanding the foregoing, except as provided in Sections 4.1, 4.2, 4.3 and Section 25, the terms of an outstanding Award may not be amended by the Committee, without approval of the Company’s stockholders, to: reprice an Award or otherwise (i) reduce the exercise price of an outstanding Option or to reduce the exercise price of an outstanding Stock Appreciation Right, (ii) cancel an outstanding Option or outstanding Stock Appreciation Right in exchange for other Options or Stock Appreciation Rights with an exercise price that is less than theexercise price of the cancelled Option or the cancelled Stock Appreciation Right, as applicable, or (iii) cancel an outstanding Option with an exercise price that is greater than the Fair Market Value of a share of Stock on the date of cancellation or cancel an outstanding Stock Appreciation Right with an exercise price that is greater than the Fair Market Value of a share of Stock on the date of cancellation in exchange for cash or another Award. In addition, no Option reloading will be permitted.

3.4.
  Administration with Respect to Insiders

With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3 and all other Applicable Laws, including any required blackout periods. At any time the Company is required to comply with Securities Regulation BTR, all transactions under this Plan respecting the Company’s securities shall comply with Securities Regulation BTR and the Company’s insider trading policies, as revised from time to time, or such other similar Company policies, including but not limited to policies relating to blackout periods. Any ambiguities or inconsistencies in the construction of an Award shall be interpreted to give effect to such limitation. To the extent any provision of the Plan or Award Agreement or action by the Committee or Company fails to so comply, such provision or action shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

3.5.
  Indemnification

EACH PERSON WHO IS OR WAS A MEMBER OF THE BOARD OR THE COMMITTEE SHALL BE INDEMNIFIED BY THE COMPANY AGAINST AND FROM ANY DAMAGE, LOSS, LIABILITY, COST AND EXPENSE THAT MAY BE IMPOSED UPON OR REASONABLY INCURRED BY HIM IN CONNECTION WITH OR RESULTING FROM ANY CLAIM, ACTION, SUIT, OR PROCEEDING TO WHICH HE MAY BE A PARTY OR IN WHICH HE MAY BE INVOLVED BY REASON OF ANY ACTION TAKEN OR FAILURE TO ACT UNDER THE PLAN (INCLUDING SUCH INDEMNIFICATION FOR A PERSON’S OWN, SOLE, CONCURRENT OR JOINT NEGLIGENCE OR STRICT LIABILITY), EXCEPT FOR ANY SUCH ACT OR OMISSION CONSTITUTING WILLFUL OR INTENTIONAL MISCONDUCT, FRAUD OR GROSS NEGLIGENCE. SUCH PERSON SHALL BE INDEMNIFIED BY THE COMPANY FOR ALL AMOUNTS PAID BY HIM IN SETTLEMENT THEREOF, WITH THE COMPANY’S APPROVAL, OR PAID BY HIM IN SATISFACTION OF ANY JUDGMENT IN ANY SUCH ACTION, SUIT, OR PROCEEDING AGAINST HIM, PROVIDED HE SHALL GIVE THE COMPANY AN OPPORTUNITY, AT ITS OWN EXPENSE, TO HANDLE AND DEFEND THE SAME BEFORE HE UNDERTAKES TO HANDLE AND DEFEND IT ON HIS OWN BEHALF. THE FOREGOING RIGHT OF INDEMNIFICATION SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHTS OF INDEMNIFICATION TO WHICH SUCH PERSONS MAY BE ENTITLED UNDER THE COMPANY’S ARTICLES OF INCORPORATION OR BYLAWS, AS A MATTER OF LAW, OR OTHERWISE, OR ANY POWER THAT THE COMPANY MAY HAVE TO INDEMNIFY THEM OR HOLD THEM HARMLESS.

SECTION 4

SHARES SUBJECT TO PLAN

4.1.
  Maximum Number of Shares Issuable

Subject to adjustment as provided in Section 4.2, Section 4.3 and Section 25, the maximum aggregate number of shares of Stock that may be issued with respect to Awards under the Plan shall be one and one half million (1,500,000) and may consist of any of the following: shares of Stock held in treasury of the Company, shares of Stock authorized but unissued or shares of Stock reacquired by the Company or any combination of the foregoing. The maximum aggregate number of such shares of Stock authorized for issuance in the foregoing sentence that may be issued as Incentive Stock Options shall be one and one half million (1,500,000) shares of Stock. Shares of Stock of an outstanding Award that for any reason expire or are terminated, forfeited or canceled shall again be available for issuance under the Plan; provided, however, that amounts withheld for taxes or that are withheld for the purchase price for Options or SARs shall not again be available for issuance under the Plan, but shares withheld for the purchase price or for taxes for Restricted Stock, Restricted Stock Units, Performance Awards or Other Stock-Based Awards (other than an Option or SAR) shall be available for issuance under the Plan. Awards that by their terms are to be settled solely in cash shall not be counted against the number of shares of Stock available for the issuance of Awards under the Plan. Shares of stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company (“Substitute Awards”) do not reduce the shares of Stock available under the Plan and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the Plan’s shares of Stock reserved as provided herein (subject to NASDAQ listing requirements, as long as the Stock is listed on this exchange or the applicable other exchange requirements on which the Stock is listed).

4.2.
  Adjustments for Changes in Capital Structure

In the event of any stock dividend or extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Awards, and in the exercise price per share of any outstanding Awards and with respect to Options, if applicable, in accordance with Code Sections 424 and 409A. If a majority of the shares of Stock, which are of the same class as the shares of Stock that are subject to outstanding Awards, are exchanged for, converted into, or otherwise become (whether or not pursuant to a change in control) shares of another company (the “New Shares”), the Committee may, in its sole discretion, unilaterally amend the outstanding Awards to provide that such Awards are exercisable for New Shares. In the event of any such amendment, the number of New Shares subject to, and the exercise price per New Share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion, and with respect to Options in accordance with Code Sections 424 and 409A and the regulations thereunder. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

4.3.  Shares Available for Awards and Payouts

(a) The following Awards and payouts shall reduce, on a one share for one share basis, the number of shares of Stock authorized for issuance under Section 4.1 of the Plan:

(i) Options;

(ii) SARs (except a tandem SAR);

(iii) Restricted Stock;

(iv) A payout of an Other Stock-Based Award in shares of Stock (other than for a SAR or Option);

(v) A payout of Performance Awards or Restricted Stock Units in shares of Stock; and

(vi) A payout of Dividends or Dividend Equivalents in Stock.

(b) Notwithstanding the foregoing, any Award that is payable solely in cash shall not reduce the number of shares of Stock authorized under Section 4.1.

(c) Shares of Stock shall be restored to the Plan on the same basis for which the type of Award reduced the number of shares of Stock authorized for issuance under Section 4.1 as follows:

(i) A payout of a SAR, tandem SAR, Restricted Stock Award, Performance Award or Other Stock-Based Award in the form of cash;

(ii) Except as expressly provided in Section 4.1, a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding tandem SAR) of any shares of Stock subject to an Award;

(iii) Payment for the purchase price or the withholding of shares of Stock for taxes under a Restricted Stock Award, Restricted Stock Unit, Performance Award or Other Stock-Based Award (other than an Option or a SAR); and

(iv) Notwithstanding the foregoing, shares of Stock not issued or delivered as a result of net settlement of an Award that is a SAR or Option or shares used to pay the exercise price or withholding taxes related to an outstanding SAR or Option or shares of Stock repurchased on the open market with the proceeds of an exercise price for a SAR or Option shall not be restored to the Plan or made available for issuance for Awards under the Plan.

SECTION 5

ELIGIBILITY AND AWARD LIMITATIONS

5.1.
  Persons Eligible for Awards

Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants,” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of employment or other service relationships with the Company subject to their actual commencement of Service. Eligible Persons may be granted more than one (1) Award. Eligibility in accordance with this Section shall not entitle any Person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.2.
 Award Agreements

Each Participant to whom an Award is granted shall be required to enter into an Award Agreement with the Company, in such a form as is provided by the Committee. The Award Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Participant’s particular Award. Such terms need not be uniform among all Participants or any similarly situated Participants. The Award Agreement may include, without limitation, vesting, forfeiture and other provisions specific to the particular Participant’s Award, as well as, for example, provisions to the effect that the Participant (i) shall not disclose any confidential information acquired during employment with the Company or while providing service to the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other Service of any Employee or service provider of the Company, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v)shall forfeit an Award if terminated for Cause, (vi) shall be subject to transfer restrictions respecting the Award or Stock, (vii) shall be subject to any other agreement between the Participant and the Company regarding shares of Stock that may be acquired under an Award including, without limitation, an agreement restricting the transferability of the Award or shares of Stock by Participant or any other restrictions or requirements of any stockholders’ agreement that is in effect from time to time, or (viii) shall abide by any Company clawback policies as may be in effect from time to time, or that the Award shall be subject to any provisions or definitions the Committee deems necessary or desirable to comply with Code Section 409A. An Award Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Participant.

5.3.
  Award Grant Restrictions

Any person who is not an Employee on the effective date of the grant of an Award to such person may be granted only a Nonstatutory Stock Option, Restricted Stock or Other Stock-Based Award. An Incentive Stock Option Award granted to an Employee of the Company, or its Parent or Subsidiary as defined in Code Section 424(f), orto a prospective Employee of the Company, or its Parent or its Subsidiary as defined in Code Section 424(f) upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service as an Employee with the Company, with an exercise price determined as of such date in accordance with Section 6.1.

5.4.
  Fair Market Value Limitations for Incentive Stock Options

To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Company or Parent or Subsidiary as defined in Code Section 422, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having an aggregate Fair Market Value greater than one hundred thousand dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.4, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Company at the request of the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate shares of Stock representing each such portion shall be issued upon the exercise of the Option.

5.5.
 Repurchase Rights, Right of First Refusal and Other Restrictions on Stock

Shares of Stock under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions pursuant to a contract entered into by the Company and its stockholders or otherwise as determined by the Committee or as provided in the Award Agreement, in the Committee’s discretion. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement, including but not limited to, the Award Agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all shares of Stock acquired hereunder for the placement of appropriate legends evidencing any such transfer restrictions, if applicable.

SECTION 6

TERMS AND CONDITIONS OF OPTIONS

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by an Award Agreement. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1.
 Exercise Price

The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) subject to adjustments permitted under the Plan under Section 4.2 and Section 25, and other than with respect to Substitute Awards, the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share of Stock less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 424 and 409A of the Code.

6.2.
  Exercisability, Vesting and Term of Options

(a) Exercisability

  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option provided that an Option, that is not an Incentive Stock Option, may be exercised for the thirty (30)-day period after the expiration of a limitation on the Participant’s ability to exercise due to Section 16(b) of the Exchange Act, the Company’s insider trading policy or other Applicable Law which may extend beyond the ten (10)-year term for this limited purpose to the extent consistent with Code Section 409A so that the Option is not modified or extended in a manner that would result in an excise tax under Code Section 409A, (ii) no Incentive Stock Option granted to a Ten Percent Owner Participant shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (iii) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

(b) Vesting

  The Committee shall specify the vesting schedule, if any, in the applicable Award Agreement.

(c) Incentive Stock Options

  Unless otherwise provided in the Option Agreement with respect to death or Disability of the Participant, the Incentive Stock Options may only be exercised within three (3) months after the Participant’s termination of Service.

6.3.
  Payment of Exercise Price

(a) Forms of Consideration Authorized

  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or upon approval by the Committee in its sole discretion by any of the following (i) subject to Section 6.3(b)(i) below, by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price; (ii) subject to the Company’s rights set forth in Section 6.3(b)(ii) below, by causing the Company to withhold from the shares of Stock issuable upon the exercise of the Option the number of whole shares of Stock having a Fair Market Value, as determined by the Company, not less than the exercise price (a “Cashless Exercise”); (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by Applicable Law; or (iv) by any combination of cash or any of the foregoing or any combination of (i-iii) thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise in order to comply with Applicable Law.

SECTION 7

RESTRICTED STOCK

7.1.
  Award of Restricted Stock

(a) Grant

  In consideration of the performance of Service by any Participant who is an Employee, Consultant or Director, Stock may be awarded under the Plan by the Committee as Restricted Stock with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Participant. Restricted Stock may also be awarded as an Other Stock-Based Award subject to performance goals under Section 8.2. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Award Agreement.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock

Unless otherwise specified in the Participant’s Award Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the shares of Restricted Stock to the Participant in consideration of the performance of Service as an Employee, Consultant or Director, as applicable, entitling such Participant to all voting, dividends and other ownership rights in such shares of Stock.

As specified in the Award Agreement, a Restricted Stock Award may limit the Participant’s dividend and voting rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Award Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate.

7.2.
  Restrictions

(a) Forfeiture of Restricted Stock

 Restricted Stock awarded to a Participant may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a substantial risk of forfeiture (as defined in Code Section 83), and a restriction on transferability; and (ii) any other restrictions, including restrictions that do not constitute a substantial risk of forfeiture restriction or a restriction on transferability that the Committee determines in advance are appropriate, and may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Participant’s Award Agreement. Unless otherwise specified by the Committee in the Award Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Participant to such Stock shall terminate.

(b) Issuance of Restricted Stock

  Reasonably promptly after the date of grant with respect to shares of Restricted Stock, the Company shall take the actions as it determines necessary in its sole discretion to cause the Stock to be issued subject to the forfeiture provisions and other requirements as the Committee determines necessary. Stock awarded pursuant to a grant of Restricted Stock may be evidenced in a manner as the Committee shall deem appropriate, including without limitation book entry, shares of Restricted Stock issued in the name of the Participant and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates), or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired or the Committee may provide for the transfer of the shares of the Restricted Stock to a transfer agent on behalf of the Participant pursuant to terms as determined by the Committee to maintain the restricted status of the shares until vested. If the Company issues a Stock certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares, the Company shall not cause to be issued such a Stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares of Stock. Each such Stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Plan and an Award Agreement entered into between the registered owner of such shares and ENGlobal Corporation. A copy of the Plan and Award Agreement are on file in the corporate offices of ENGlobal Corporation.

Such legend shall not be removed from the certificate evidencing such shares of Restricted Stock until such shares vest pursuant to the terms of the Award Agreement.

(c) Vesting

  The Award Agreement shall specify the vesting schedule.

(d) Removal of Restrictions

  The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in Applicable Law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

7.3.
  Issuance of Stock

Subject to withholding taxes under Section 10 and to the terms of the Award Agreement, upon the lapse of the forfeiture restrictions as set forth in the Award Agreement, the unrestricted shares of Stock shall be evidenced in such manner as determined by the Committee and shall be issued to the Participant promptly after the restrictions have lapsed in a manner as determined by the Committee in its sole discretion.

SECTION 8

OTHER STOCK-BASED AWARDS, PERFORMANCE AWARDS AND DIVIDENDS, OR DIVIDEND EQUIVALENTS

8.1.
 Grant of Other Stock-Based and Performance Awards

Other Stock-Based Awards may be awarded by the Committee to selected Participants that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Performance Awards may be granted by the Committee in its sole discretion awarding cash or Stock (including Restricted Stock) or a combination thereof based upon the achievement of goals as determined by the Committee. Types of Other Stock-Based Awards or Performance Awards include, without limitation, purchase rights, phantom stock, Stock Appreciation Rights, Restricted Stock Units, performance units, Restricted Stock or Stock subject to performance goals, shares of Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures related to the Stock, other rights convertible into shares of Stock, Awards valued by reference to the value of Stock or the performance of the Company or a specified Subsidiary, Affiliate division or department, Awards based upon performance goals established by the Committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Subsidiary. Stock Appreciation Rights will be subject to the same terms respecting Nonstatutory Stock Options as provided in Sections 6.2 and 6.3 hereof unless otherwise provided in the Award Agreement. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards. Other Stock Based Awards and Performance Awards may be paid in Stock, cash or a combination thereof.

8.2.
 Other Stock-Based Award and Performance Awards Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award or Performance Award shall be evidenced by an Award Agreement.

(b) Purchase Price. To the extent that a Stock Appreciation Right is intended to be exempt from Code Section 409A, the exercise price per share of Stock shall not be less than one hundred percent (100%) of Fair Market Value of a share of Stock on the date of the grant of the Stock Appreciation Right and shall otherwise comply with Code Section 409A.

(c) Performance Goals and Other Terms. In its discretion, the Committee may specify such criteria, performance periods or performance goals for vesting in Other Stock-Based Awards or Performance Awards and payment thereof to the Participant as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards and Performance Awards shall be determined by the Committee and set forth in the Award Agreement.

If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers such modification to be necessary.

Other Stock-Based Awards or Performance Awards may be paid in shares of Stock, cash or other consideration or a combination thereof related to such shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Award Agreement.

8.3.
Dividends or Dividend Equivalents.

The terms of any Award granted under the Plan shall be set forth in an Award Agreement, as determined by the Committee in its sole discretion, whether such Awards (other than Options and Stock Appreciation Rights) shall receive dividends or amounts equivalent to cash, Stock or other property as dividends on Stock (“Dividend Equivalents”) with respect to the number of shares of Stock covered by the Award; provided, however, any Dividends or Dividend Equivalents with respect to shares of Stock covered by an Award shall be subject to restrictions and risk of forfeiture to the same extent as those shares of Stock covered by the Award with respect to such Dividends or Dividend Equivalents. Notwithstanding the foregoing, in no event will Dividends or Dividend Equivalents be awarded with respect to an Option or Stock Appreciation Rights.

8.4.
Limitations for Director Awards.

Subject to adjustments pursuant to Sections 4.2, 4.3 and 25, the amount of an Award granted to each Director in a calendar year shall not exceed five hundred thousand dollars ($500,000) in value of the aggregate of Stock and cash Awards.

SECTION 9

EFFECT OF TERMINATION OF SERVICE

9.1.
 Option Exercisability and Award Vesting

Subject to earlier termination of the Option or other Award as otherwise provided herein and unless otherwise provided by the Committee in the Award Agreement, an Award and Option shall be vested and an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section 9.1 and thereafter shall terminate:

(a) Disability or Death. If the Participant’s Service terminates because of the Disability or death of the Participant, the unvested portion of any Award shall be forfeited and terminated and the vested portion of an Option may be exercised by the Participant or the applicable of his guardian or legal representative or estate for a period of three (3) months after the date on which the Participant’s Service terminated due to Disability or one (1) year after the date on which the Participant’s Service terminated due to death, respectively, but in any event no later than the date of expiration of the Option’s term, which in no event shall exceed ten (10) years from the date of grant, as set forth in the Award Agreement evidencing such Option, except as provided in Section 6.2(a)(i) for a Nonstatutory Stock Option or SAR (the “Option Expiration Date”).

(b) Change in Control. Upon a Change in Control then (i) the vested portion of the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated without Cause, but in any event no later than the Option Expiration Date, and (ii) the exercisability and vesting of the Option or other Award and any shares of Stock acquired upon the exercise thereof may otherwise be accelerated effective as of the date on which the Participant’s Service terminated to such extent, if any, as shall have been determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option or other Award.

(c) Termination for Cause. The effect of a termination for Cause shall be specified in the Award Agreement.

(d) Other Termination of Service. If the Participant’s Service terminates for any other reason (including Retirement), except Disability, death, termination after a Change in Control, or Cause, any Award or Option, to the extent unvested shall be forfeited by the Participant on the date on which the Participant’s Service is terminated, and any vested Option may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

9.2.
 Extension of Option if Exercise Prevented by Applicable Law

Notwithstanding the foregoing, other than termination for Cause, if the exercise of an Option within the applicable time periods set forth in Section 9.1 is prevented by the provisions of Section 12 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date subject to the limited mandatory extension as provided in Section 6.2(a)(i) if applicable.

9.3.
 Extension if Participant Subject to Section 16(b)

Notwithstanding the foregoing, other than termination for Cause, if a sale within the applicable time periods set forth in Section 9.1 of shares of Stock acquired upon the exercise of the Option would subject the Participant to liability under Section 16(b) of the Exchange Act, the Option (if exercisable) shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such liability, (ii) three (3) months after the Participant’s termination of Service, or (iii) the Option Expiration Date subject to the limited mandatory extension as provided in Section 6.2(a)(i) if applicable.

SECTION 10

WITHHOLDING TAXES

10.1.
Tax Withholding

All Awards are subject to, and the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Award hereunder and all Awards are subject to the Company’s right hereunder.

10.2.
Share Withholding

With respect to tax withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Awards, the Committee in its discretion, may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction (or such higher amount if consistent with the equity treatment of the Award under the applicable accounting rules). All such elections shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Any fraction of a share of Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash by the Participant or rounded up as determined by the Committee to the extent consistent with accounting rules.

10.3.
Incentive Stock Options

With respect to shares of Stock received by a Participant pursuant to the exercise of an Incentive Stock Option, if such Participant disposes of any such shares within (i) two (2) years from the date of grant of such Option or (ii) one (1) year after the transfer of such shares to the Participant, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Participant an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

SECTION 11

PROVISION OF INFORMATION

Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

SECTION 12

COMPLIANCE WITH SECURITIES LAW,

OTHER APPLICABLE LAWS AND COMPANY POLICIES

The Plan, Award Agreements, the grant of Awards and the issuance of shares of Stock shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to securities and all other Applicable Laws, regulations and requirements of any stock exchange or market system upon which the stock is listed or traded. Options may not be exercised and Stock may not be issued if the issuance of shares of Stock would constitute a violation of any applicable federal, state or foreign securities laws or other Applicable Laws or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised and no shares of Stock may be issued unless (a) a registration statement under the Securities Act shall at the time be in effect with respect to the shares issuable or (b) in the opinion of legal counsel to the Company, the shares issuable may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. If the shares of Stock issuable pursuant to an Award are not registered under the Securities Act, the Company may imprint on the certificate for such shares the following legend or any other legend which legal counsel for the Company considers necessary or advisable to comply with the Securities Act:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option or the issuance of shares of Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any Applicable Law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

Unless otherwise specifically provided in an Award Agreement, all Awards and all shares of stock issued and any payments are subject to the Company’s clawback policies adopted by the Company at any time and as amended from time to time.

SECTION 13

NONTRANSFERABILITY OF AWARDS AND STOCK

During the lifetime of the Participant, an Award shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Subject to the provisions in this Section 13, an Award may be assignable or transferable by the Participant only by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and only if it is so specified in the Award Agreement; provided, however, that an Incentive Stock Option may only be assignable or transferable by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee in the Award Agreement, and in accordance with Applicable Law, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act. However, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, or any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests (collectively, “Permitted Transferees”); provided further that, (a) there may be no consideration for any such transfer and (b) subsequent transfers of Options transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option and transfers to other Permitted Transferees of the original holder.

SECTION 14

NONCOMPETITIVE ACTIONS

The Committee may provide in an Award Agreement a requirement to enter into a noncompetition agreement in connection with the Award or the effect of a violation of a noncompetition agreement on an Award.

SECTION 15

TERMINATION OR AMENDMENT OF PLAN

The Committee may terminate or amend the Plan at any time. However, no grant of Awards shall be made after the tenth (10th) anniversary of the Effective Date (the “Term”). Subject to changes in Applicable Law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders within the time required, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4 and Section 25), (b) no change in the class of persons eligible to receive Awards or purchase Stock under the Plan or to extend the Term of the Plan, (c) no repricing of an Option or SAR or other amendment as provided in Section 3.3(j) (except by operation of Sections 4 or 25 hereof) and (d) no other amendment of the Plan that would require approval of the Company’s stockholders under any Applicable Law, regulation or rule or the stock exchange or market system on which the Stock is traded. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee or otherwise provided in the Plan. In any event, no termination or amendment of the Plan may materially adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Award designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any Applicable Law, regulation or rule, including Code Section 409A or as otherwise permitted under the Plan, including upon a Change in Control.

SECTION 16

STOCKHOLDER APPROVAL

The Plan was approved by the Board effective as of the Effective Date subject to Company stockholder approval on the date of the Company’s 2021 annual meeting of shareholders.

SECTION 17

NO GUARANTEE OF TAX CONSEQUENCES

Neither the Company, any Company Affiliate, the Board nor the Committee nor any of their directors, members, officers, employees or any agent of the foregoing makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

SECTION 18

SEVERABILITY

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

SECTION 19

GOVERNING LAW

The Plan and Awards shall be interpreted, construed and constructed in accordance with the laws of the State of Nevada without regard to its conflicts of law provisions, except as may be superseded by Applicable Laws of the United States.

SECTION 20

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SECTION 21

RIGHTS AS A STOCKHOLDER

The holder of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by the Award until the date the Stock is issued to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Stock is issued.

SECTION 22

NO SPECIAL EMPLOYMENT OR SERVICE RIGHTS

Nothing contained in the Plan or Award Agreement shall confer upon any Participant receiving a grant of any Award any right with respect to the continuation of his or her Service or interfere in any way with the right of the Company (or a Company Affiliate), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Award.

SECTION 23

REORGANIZATION OF COMPANY

The existence of an Award shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares of Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 24

CODE SECTION 409A

To the extent that any Award is deferred compensation subject to Code Section 409A, the Award Agreement shall comply and all such Awards shall be interpreted to comply with the requirements of Code Section 409A including, without limitation, to the extent required using applicable definitions from Code Section 409A, and to the extent required by Code Section 409A, using a more restrictive definition of Change in Control to comply with Code Section 409A or a more restrictive definition of Disability as provided in Code Section 409A. To the extent an Award is deferred compensation subject to Code Section 409A, the Award shall specify a time and form of payment schedule. In addition if any Award constitutes deferred compensation under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following requirements, if and to the extent required to comply with Code Section 409A, and as determined by the Committee and specified in the Award Agreement:

(a) Payments under the Section 409A Plan may not be made earlier than (i) the Participant’s separation from service, (ii) the date of the Participant’s Disability, (iii) the Participant’s death, (iv) a specified time (or pursuant to a fixed schedule) specified in the Award Notice at the date of the deferral of such compensation, (v) a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, or (vi) the occurrence of an unforeseeable emergency;

(b) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service; and

(c) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code.

With respect to any Award that is subject to Code Section 409A, in the case of any Participant who is specified employee, a distribution on account of a separation from service may not be made before the date which is six (6) months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death). For purposes of the foregoing, the terms “separation from service” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award as determined by the Committee. If an Award is subject to Code Section 409A, as determined by the Committee, the Committee may interpret or amend any Award to comply with Code Section 409A without a Participant’s consent even if such amendment would have any adverse effect on a Participant’s Award. With respect to an Award that is subject to Code Section 409A, the Board may amend or interpret the Plan as it deems necessary to comply with Section 409A, including, without limitation, limiting the Committee’s or Company’s discretion with respect to an Award that constitutes deferred compensation to the extent it would violate Code Section 409A, and no Participant consent shall be required even if such an amendment would have any adverse effect on a Participant’s Award. Notwithstanding the foregoing, none of the Company, the Committee, any Company Affiliate, the Board or their directors, members, officers, employees or agents of any of the foregoing guarantee or are responsible for the tax consequences to a Participant for an Award including, without limitation, an excise tax under Code Section 409A.

SECTION 25

ASSUMPTIONS OF AWARDS AND ADJUSTMENTS

UPON A CHANGE IN CONTROL

(a) Assumption under the Plan of Outstanding Substitute Awards. Notwithstanding any other provision of the Plan, the Committee, in its absolute discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based Substitute Awards. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised option or other stock-based Substitute Award, such as, for example, retaining the treatment as an Option under this Plan.

(b) Assumption of Awards by a Successor. Subject to the accelerated vesting in any Award Agreement that applies in the event of a Change in Control, in the event of a Corporate Event (defined below), each Participant shall be entitled to receive, in lieu of the number of shares of Stock subject to Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of shares of Stock which Participant would have received had he exercised the Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the option price and the number of Shares issuable on exercise of outstanding Options). For this purpose, shares of Restricted Stock shall be treated the same as unrestricted outstanding shares of Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding shares of Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof), or (iv) if so determined by the Committee, any other “corporate transaction” as defined in Code Sections 424 or Code Section 409A. The Committee shall take whatever other action it deems appropriate to preserve the rights of Participants holding outstanding Awards, including, without limitation, to continue the exemption from deferred compensation treatment under Code Section 409A.

(c) Notwithstanding Section 25(b) if a Change in Control occurs, except a Change in Control solely on account of Section 2.1(i)(ii), then the Committee, at its sole discretion, shall have the power and right to (but subject to any accelerated vesting specified in an Award Agreement).

(i) cancel, effective immediately prior to the occurrence of the Change in Control, each outstanding Award (whether or not then exercisable) (including the cancellation of any Options for which the exercise price is greater than the consideration to be received), and with respect to Options and SARs that currently have an exercise price less than the consideration to be received immediately prior to the Change in Control, pay to the Participant an amount in cash equal to the excess of (i) the value, as determined by the Committee, of the property (including cash) received by the holders of Stock as a result of such Change in Control over (ii) the exercise price of such Award, if any; provided, however, this subsection shall be inapplicable to an Award granted within six (6) months before the occurrence of the Change in Control but only if the Participant is an Insider and such disposition is notexempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Award after the expiration of six (6) months from the date of grant; or

(ii) provide for the exchange or substitution of each Award outstanding immediately prior to such Change in Control (whether or not then exercisable) for another award with respect to the Stock or other property for which such Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the exercise price of the Award, if any, or in the number of shares of Stock or amount of property (including cash) subject to the Award; or

(iii) provide for assumption of the Plan and such outstanding Awards by the surviving entity or its parent.

The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 25.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Officer of the Company certifies that the foregoing sets forth the ENGlobal Corporation 2021 Long Term Incentive Plan effective as of the Effective Date as duly adopted by the Board.

ENGLOBAL CORPORATION

By:
Name:
Title:

ENGLOBAL CORPORATION
654 N. SAM HOUSTON PKWY. E.
SUITE 400
Darren W. Spriggs, CFO, Treasurer and Corporate Secretary
HOUSTON, TX 77060-5914

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1.ElectionofDirectors

Nominees

01 WilliamA.Coskey,P.E. 02 Mark A. Hess 03 Kevin M. Palma 04 Christopher Sorrells 05 Lloyd Kirchner

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To adopt the ENGlobal Corporation 2021 Long Term Incentive Plan.	☐	☐	☐
3. To ratify the appointment of Moss Adams LLP as the independent auditors of ENGlobal for fiscal year 2021.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000537314_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

PROXY CARD
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints William A. Coskey and Darren W. Spriggs, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of common stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of ENGlobal Corporation, to be held at our new headquarters located at Energy Tower III, 11740 Katy Freeway, Suite 11000, Houston, Texas 77079, on Thursday, August 26, 2021 at 10:00 a.m., local time, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTORS, "FOR" THE ADOPTION OF THE ENGLOBAL CORPORATION 2021 LONG TERM INCENTIVE PLAN AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP, AND IN THE PROXY HOLDER'S DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

0000432094_1 R1.0.1.18

Continued and to be signed on reverse side